                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                 [ ]  Confidential, for Use of the Commission
                                                 Only
[X]  Definitive Proxy Statement                  (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or 240.14a-12

                             CONEXANT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

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

(CONEXANT LOGO)

January 10, 2002

Dear Shareowner:

     Conexant's 2002 Annual Meeting of Shareowners will be held at 10:00 a.m. Pacific Standard Time on Wednesday, February 27, 2002, at the Hyatt Regency Los Angeles Hotel, located at 711 South Hope Street, Los Angeles, California. We look forward to your attending either in person or by proxy. Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting and Proxy Statement. Shareowners may also access the Notice of Annual Meeting and the Proxy Statement via the Internet at http://www.conexant.com.

     If you plan to attend the meeting, please check the box on your proxy card indicating your desire to attend and save the admission ticket attached to your proxy; or indicate your intention to attend when voting by telephone or via the Internet, and an admittance card will be forwarded to you promptly.

                                          Sincerely yours,



                                          /s/ DWIGHT W. DECKER

                                          Dwight W. Decker
                                          Chairman of the Board and Chief
                                          Executive Officer

RETURN OF PROXY CARD

     Please complete, sign, date and return the accompanying Proxy Card promptly in the enclosed addressed envelope, even if you plan to attend the Annual Meeting. Postage need not be affixed to the envelope if mailed in the United States.

     The immediate return of your Proxy Card will be of great assistance in preparing for the Annual Meeting and is, therefore, urgently requested. If you attend the Annual Meeting and have made arrangements to vote in person, your Proxy Card will not be used.

VOTING ELECTRONICALLY OR BY TELEPHONE

     Instead of submitting your proxy vote with the accompanying paper Proxy Card, you may vote electronically via the Internet or by telephone in accordance with the procedures set forth on the Proxy Card.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

     If you plan to attend the Annual Meeting to be held at 10:00 a.m. Pacific Standard Time on Wednesday, February 27, 2002, at the Hyatt Regency Los Angeles Hotel, located at 711 South Hope Street, Los Angeles, California, please be sure to check the box on your proxy card indicating your desire to attend and save the admission ticket attached to your proxy; or, indicate your desire to attend the meeting through Conexant's telephone or Internet voting procedures.

     IF YOU PLAN TO ATTEND THE ANNUAL MEETING, IT WILL BE NECESSARY FOR YOU TO BRING YOUR ADMISSION TICKET. IN ADDITION TO YOUR ADMISSION TICKET, YOU MAY BE ASKED TO PRESENT A VALID PICTURE IDENTIFICATION SUCH AS A DRIVER'S LICENSE OR PASSPORT.

     IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME AND YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON, IN ADDITION TO BRINGING YOUR ADMISSION TICKET, YOU SHOULD CONTACT YOUR BROKER OR AGENT IN WHOSE NAME YOUR SHARES ARE REGISTERED TO OBTAIN A BROKER'S PROXY AND BRING IT TO THE ANNUAL MEETING IN ORDER TO VOTE.

                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

Dear Shareowner:

     You are cordially invited to attend the 2002 Annual Meeting of Shareowners of Conexant Systems, Inc. ("Conexant" or the "Company") which will be held on Wednesday, February 27, 2002, at 10:00 a.m. Pacific Standard Time, at the Hyatt Regency Los Angeles Hotel, located at 711 South Hope Street, Los Angeles, California. The 2002 Annual Meeting is being held for the following purposes:

1. To elect two members of the Board of Directors of the Company with terms expiring at the 2005 Annual Meeting of Shareowners;

2. To approve amendments to the Conexant Systems, Inc. Directors Stock Plan;

3. To approve the adoption by the Board of Directors of the Conexant Systems, Inc. 2001 Employee Stock Purchase Plan;

4. To ratify the appointment by the Board of Directors of the accounting firm of Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year; and

5. To transact such other business as may properly come before the 2002 Annual Meeting or any adjournment thereof.

     These items are fully discussed in the following pages. Only shareowners of record at the close of business on January 2, 2002 will be entitled to notice of, and to vote at, the 2002 Annual Meeting. A list of such shareowners will be available for inspection by any shareowner at the offices of the Company, 4311 Jamboree Road, Newport Beach, California 92660-3095, for at least ten days prior to the 2002 Annual Meeting and also at the meeting.

     Shareowners are requested to complete, sign, date and return the Proxy Card as promptly as possible. A return envelope is enclosed. Submitting your proxy with the Proxy Card, or via the Internet, or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          [/s/ DENNIS E. O'REILLY]

                                          Dennis E. O'Reilly
                                          Secretary

January 10, 2002

                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Conexant Systems, Inc. ("Conexant" or the "Company") for use in voting at the 2002 Annual Meeting of Shareowners (the "Annual Meeting") to be held at 10:00 a.m. Pacific Standard Time on Wednesday, February 27, 2002, at the Hyatt Regency Los Angeles Hotel, located at 711 South Hope Street, Los Angeles, California, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareowners. This proxy statement and the proxy are first being mailed to shareowners and made available on the Internet (http://www.conexant.com) on or about January 14, 2002.

     On September 13, 1999, the Board of Directors of the Company declared a 2-for-1 stock split in the form of a stock dividend payable on October 29, 1999 to holders of record of the Company's Common Stock as of the close of business on September 24, 1999 (the "Stock Split"). In connection with the Stock Split, certain adjustments were made to the Company's stock-based compensation plans and outstanding awards thereunder. All information in this Proxy Statement regarding the Company's Common Stock and awards under the Company's stock-based compensation plans gives effect to the Stock Split and the related adjustments. For presentation purposes, references made to the September 30, 2000 period relate to the actual fiscal year ended September 29, 2000, and references made to the September 30, 2001 period relate to the actual fiscal year ended September 28, 2001.

VOTING AND REVOCABILITY OF PROXIES

     When proxies are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareowners. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of the amendments to the Conexant Systems, Inc. Directors Stock Plan, FOR the approval of the adoption by the Board of Directors of the Conexant Systems, Inc. 2001 Employee Stock Purchase Plan and FOR ratification of the appointment of the independent auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A shareowner giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice of revocation to the Secretary prior to the Annual Meeting or by giving a valid, later dated proxy.

     The enclosed Proxy Card also offers shareowners the option to access materials for any future shareowner meeting electronically via the Internet. A shareowner who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future shareowner meetings to shareowners who do not consent to access such materials electronically.

     It is the Company's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

     Each share of Common Stock of the Company outstanding on the record date will be entitled to one vote on all matters. The one share of the Company's Series B Voting Preferred Stock outstanding on the record date will be entitled to one vote for every exchangeable share of Philsar Semiconductor Inc., a subsidiary of the Company ("Philsar"), outstanding on the record date and not held by the Company or one of its subsidiaries. The Company's Common Stock and Series B Voting Preferred Stock will vote together as one class on all matters to be voted on at the Annual Meeting. The two candidates for election as directors at the

Annual Meeting who receive the highest number of affirmative votes, a quorum being present, will be elected. The approval of the proposed amendments to the Directors Stock Plan, the approval of the adoption of the 2001 Employee Stock Purchase Plan and the ratification of the appointment of the independent auditors each will require the affirmative vote of a majority of the votes entitled to be cast by holders of shares of the Company's Common Stock and Series B Voting Preferred Stock, voting together as a single class, present or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present. Because abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the shareowners, abstentions have the same effect as negative votes for each proposal, other than the election of directors. Broker non-votes are not deemed to be present or represented by proxy for purposes of determining whether shareowner approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

RECORD DATE, QUORUM AND SHARE OWNERSHIP

     Only shareowners of record at the close of business on January 2, 2002 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of a majority of the shares of Common Stock and Series B Voting Preferred Stock outstanding on the record date is required for a quorum. As of January 2, 2002, there were 254,789,888 shares of the Company's Common Stock and one share of the Company's Series B Voting Preferred Stock issued and outstanding. The outstanding share of Series B Voting Preferred Stock is held by CIBC Mellon Trust Company, as trustee (the "Trustee"), on behalf of the holders of exchangeable shares of Philsar. On January 2, 2002, there were 342,658 exchangeable shares of Philsar outstanding and not held by the Company or one of its subsidiaries. The Trustee will exercise the voting rights of the Series B Voting Preferred Stock only to the extent it receives voting instructions from the holders of the Philsar exchangeable shares.

ELECTION OF DIRECTORS (PROPOSAL 1)

     The Company's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with a term extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits. On November 1, 2001, the Board of Directors increased the number of directors of the Company from five to six and designated Ralph J. Cicerone, who was elected by the Board of Directors to fill the vacancy created by such increase, as a member of Class III, whose term expires at the 2002 Annual Meeting. On November 28, 2001, the Board of Directors again increased the number of the directors of the Company from six to seven and designated Hossein Eslambolchi, who was elected by the Board of Directors to fill the vacancy created by such increase, as a member of Class I, whose term expires at the 2003 Annual Meeting. The two directors in Class III will be elected at the 2002 Annual Meeting to serve for a term expiring at the Company's Annual Meeting in the year 2005. The three directors in Class I and the two directors in Class II are serving terms expiring at the Company's Annual Meeting of Shareowners in 2003 and 2004, respectively.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees specified in "Class III--Nominees for Directors with Terms Expiring in 2005" below, who now serve as directors with terms extending to the 2002 Annual Meeting and until their successors are elected and qualified. If either such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (1) for a substitute nominee who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy or (2) for the other nominee only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that either of the nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the 2005 Annual Meeting of Shareowners and until their successors are elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     There is shown below for each nominee for director and each continuing director, as reported to the Company, the name, age and principal occupation; the position, if any, with the Company; and other directorships held.

CLASS III--NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2005

RICHARD M. BRESSLER                    (PHOTO)                Mr. Bressler has been a Director of Conexant
Age 71                                                        since 1998. He served as Chief Executive
Retired Chairman of the Board of El                           Officer of Burlington Northern Inc. (rail
Paso Corporation                                              transportation) from 1980 through 1988. Mr.
                                                              Bressler retired in October 1990 as Chairman
                                                              of both Burlington Northern Inc. and
                                                              Burlington Resources Inc. (natural resources
                                                              operations), positions he had held since
                                                              1982 and 1989, respectively. He served as
                                                              Chairman of Plum Creek Management Company
                                                              (timber operations) from April 1989 to
                                                              January 1993 and as Chairman of the El Paso
                                                              Natural Gas Company, now known as El Paso
                                                              Corporation (natural gas operations), from
                                                              October 1990 through December 1993. Mr.
                                                              Bressler is active in a number of business
                                                              and civic organizations.

RALPH J. CICERONE                      (PHOTO)                Mr. Cicerone has been a Director of Conexant
Age 58                                                        since November 2001. He has been Chancellor
Chancellor of the University of                               and the Daniel G. Aldrich Professor of Earth
California, Irvine                                            Sciences of the University of California at
                                                              Irvine (education) since 1998 and served as
                                                              Dean of Physical Sciences from 1994 through
                                                              1998. He also served as a consultant to the
                                                              Minnesota Mining and Manufacturing Company
                                                              from 1989 to 1998. Mr. Cicerone is a past
                                                              president of the American Geophysical Union
                                                              and is a member of the National Academy of
                                                              Sciences, the American Academy of the Arts
                                                              and Sciences and the American Philosophical
                                                              Society.

CLASS I--CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003

DWIGHT W. DECKER                       (PHOTO)                Mr. Decker has been a Director of Conexant
Age 51                                                        since its incorporation in 1996. Mr. Decker
Chairman of the Board and                                     has been Chairman of the Board and Chief
Chief Executive Officer of                                    Executive Officer of the Company since
the Company                                                   November 1998. He served as Senior Vice
                                                              President of Rockwell International
                                                              Corporation ("Rockwell") (electronic
                                                              controls and communications) and President,
                                                              Rockwell Semiconductor Systems from July
                                                              1998 to December 1998; Senior Vice President
                                                              of Rockwell and President, Rockwell
                                                              Semiconductor Systems and Electronic
                                                              Commerce from March 1997 to July 1998; and
                                                              President, Rockwell Semiconductor Systems
                                                              prior thereto.

F. CRAIG FARRILL                       (PHOTO)                Mr. Farrill has been a Director of Conexant
Age 49                                                        since 1998. Mr. Farrill has been Managing
Managing Director and Chief                                   Director and Chief Technology Officer of
Technology Officer of inOvate                                 inOvate Communications Group (wireless
Communications Group and Former Chief                         communications) since September 2000. Prior
Technology Officer of Vodafone                                thereto, he was Chief Technology Officer of
AirTouch PLC                                                  Vodafone AirTouch PLC (wireless
                                                              communications) from July 1999 to July 2000
                                                              and was Vice President, Strategic Technology
                                                              of AirTouch Communications, Inc. (wireless
                                                              communications) from June 1996 to July 1999.
                                                              From June 1991 to June 1996, Mr. Farrill
                                                              served as Vice President of Technology,
                                                              Planning and Development of AirTouch
                                                              Communications, Inc. He is also a member of
                                                              the Board of Directors and a corporate
                                                              officer of the CDMA Development Group, a
                                                              digital cellular technology consortium,
                                                              which he founded in 1993.

HOSSEIN ESLAMBOLCHI                    (PHOTO)                Mr. Eslambolchi has been a Director of
Age 41                                                        Conexant since November 2001. Mr.
Chief Technology Officer of AT&T                              Eslambolchi has been Chief Technology
Corporation and President of AT&T                             Officer of AT&T Corp. (telecommunications)
Labs                                                          and President of AT&T Labs since July 2001.
                                                              He served as the interim President of
                                                              Excite@Home Broadband Networks Services from
                                                              January to June 2001, Senior Vice President
                                                              of AT&T's Packet and Optical Network
                                                              Services from July 2000 to July 2001, Vice
                                                              President, AT&T Data and Network Services
                                                              from January to July 2000, Vice President,
                                                              AT&T Network Operations and AT&T Chief
                                                              Compliance Officer from October 1997 to
                                                              January 2000, and Network Vice
                                                              President--Engineering and Operations from
                                                              March 1996 to October 1997. Mr. Eslambolchi
                                                              is a member of the Board of Advisors of The
                                                              Catalyst Group, Inc. and Pacific Broadband
                                                              Communications. He has served on the Compaq
                                                              Computer Corporation Board of Technical
                                                              Advisors and was an Advisory Council member
                                                              at the John Hopkins University Whiting
                                                              School of Engineering.

CLASS II--CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004

DONALD R. BEALL                        (PHOTO)                Mr. Beall has been a Director of Conexant
Age 63                                                        since 1998. He is the non-executive Chairman
Chairman of the Board of Directors of                         of the Board of Rockwell Collins, Inc.
Rockwell Collins, Inc. and Retired                            ("Rockwell Collins") (avionics and
Chairman and Chief Executive Officer                          communications). He served as a director of
of Rockwell International Corporation                         Rockwell from February 1978 to February
                                                              2001. He was Chairman of the Board and Chief
                                                              Executive Officer of Rockwell from February
                                                              1988 to February 1998 and Chief Executive
                                                              Officer of Rockwell from February 1988 to
                                                              September 1997. In addition to being a
                                                              director of Rockwell Collins, Mr. Beall is a
                                                              director of The Procter & Gamble Company and
                                                              a former director of Amoco Corporation,
                                                              ArvinMeritor, Inc., Rockwell and The Times
                                                              Mirror Company. He is a trustee of
                                                              California Institute of Technology, a member
                                                              of the Foundation Board of Trustees at the
                                                              University of California, Irvine and an
                                                              Overseer of the Hoover Institution. He is
                                                              also a member of The Business Council and
                                                              numerous professional, civic and
                                                              entrepreneurial organizations.

JERRE L. STEAD                         (PHOTO)                Mr. Stead has been a Director of Conexant
Age 59                                                        since 1998. In May 2000 he retired as
Retired Chairman                                              Chairman of the Board and Chief Executive
and Chief Executive                                           Officer of Ingram Micro Inc. (computer
Officer of Ingram Micro Inc.                                  technology products and services), positions
                                                              he had held since August 1996. Mr. Stead
                                                              served as Chief Executive Officer and
                                                              Chairman of the Board of LEGENT Corporation
                                                              (software development) from January 1995 to
                                                              August 1995. He is a director of Armstrong
                                                              World Industries, Inc., Brightpoint, Inc.,
                                                              Mobility, Inc. and Thomas & Betts
                                                              Corporation. Mr. Stead is Chairman of the
                                                              Board of the Center of Ethics and Values at
                                                              Garrett Seminary on the Northwestern
                                                              University campus.

BOARD COMMITTEES AND MEETINGS

     The standing committees of the Board of Directors of the Company during fiscal 2001 were an Audit Committee, a Board Composition Committee, a Compensation and Management Development Committee, and a Technology, Environmental and Social Responsibility Committee, each of which is comprised of non-employee directors. The functions of each of these four committees are described below. The members of the standing committees are identified in the following table.

                                                     COMPENSATION &        TECHNOLOGY,
                                          BOARD        MANAGEMENT        ENVIRONMENTAL &
          DIRECTOR             AUDIT   COMPOSITION    DEVELOPMENT     SOCIAL RESPONSIBILITY
          --------             -----   -----------   --------------   ---------------------
D. R. Beall..................                 x*             x                     x
R. M. Bressler...............    x*           x
F. C. Farrill................    x            x                                    x*
J. L. Stead..................    x            x              x*

------------------------------
* Chairman

     The Audit Committee:

     - reviews the scope and effectiveness of audits of the Company by the Company's independent public accountants and internal auditors;

     - selects and recommends to the Board of Directors the employment of independent public accountants for the Company, subject to approval of the shareowners;

     - reviews the audit plans of the Company's independent public accountants and internal auditors;

     - reviews and approves the fees charged by the independent public accountants;

     - reviews the Company's quarterly and annual financial statements before their release;

     - reviews the adequacy of the Company's system of internal controls and recommendations of the independent public accountants and of the internal auditors with respect thereto;

     - reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and

     - monitors compliance by the employees of the Company with the Company's standards of business conduct policies.

     The Committee acts pursuant to a written charter, a copy of which was attached as Appendix A to the Proxy Statement for the Company's 2001 Annual Meeting. In the opinion of the Board of Directors of the Company, all current members of the Company's Audit Committee are independent directors within the meaning of Rule 4200(a)(14) of the Rules of the National Association of Securities Dealers, Inc. The Committee met six times during the 2001 fiscal year.

     The principal functions of the Board Composition Committee are to consider and recommend to the Board of Directors qualified candidates for election as directors of the Company and periodically to prepare and submit to the Board of Directors for adoption the Committee's selection criteria for director nominees. The Committee periodically assesses the performance of the Board of Directors and reports thereon to the Board. Shareowners of the Company may recommend candidates for consideration by the Committee by writing to the Secretary of the Company within certain time periods specified in the Company's By-laws, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. The Committee did not meet during the 2001 fiscal year. Effective November 1 and November 28, 2001, respectively, Messrs. Cicerone and Eslambolchi became members of the Board Composition Committee.

     The principal functions of the Compensation and Management Development Committee (the "Compensation Committee") are to evaluate the performance of the Company's senior executives and plans for management succession and development, to consider the design and competitiveness of the Company's compensation plans, to review and approve senior executive compensation and to administer the Company's incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans. The members of the Compensation Committee are ineligible to participate in any of the plans or programs which are administered by the Committee except the Company's Directors Stock Plan. The Committee met six times during the 2001 fiscal year.

     Prior to November 2001, the Technology, Environmental and Social Responsibility Committee reviewed and monitored science and technological activities of the Company and reviewed and assessed the Company's policies and practices in the following areas: employee relations, with an emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee did not meet during the 2001 fiscal year.

     In November 2001, the Technology, Environmental and Social Responsibility Committee was divided into two separate committees of the Board: the Technology Committee, comprised of Mr. Farrill (Chairman) and Mr. Beall, and the Social Responsibility and Environmental Committee, comprised of Mr. Cicerone (Chairman) and Mr. Beall.

     The Technology Committee reviews and oversees technology-based issues of importance to the Company including, but not limited to, evaluation of the Company's investments in technology, research resources and product development; evaluation of the Company as a technology leader based on benchmarking against other recognized technology centers (corporate, government and universities); evaluation of the strength and integrity of the Company's engineering and manufacturing processes and disciplines; and evaluation of the application of information and other advanced technologies in the Company's businesses to enhance productivity and competitiveness. Effective November 28, 2001, Mr. Eslambolchi became a member of the Technology Committee.

     The Social Responsibility and Environmental Committee reviews and assesses the Company's policies and practices in the areas of community and civic relations including programs and contributions to health, educational, cultural and other social institutions; product integrity and safety; employee health and safety; employee relations, with particular emphasis on equal employment opportunities and advancement; and the protection and enhancement of the environment and energy resources.

     The Board of Directors held 13 meetings and acted by unanimous written consent 7 times during the 2001 fiscal year. Each director is expected to attend each meeting of the Board and those committees on which he serves. Other than Mr. Bressler, who attended 68% of all meetings of the Board of Directors and all committees on which he served during the 2001 fiscal year, no director attended less than 75% of all the meetings of the Board and those committees on which he served in the 2001 fiscal year.

DIRECTORS' COMPENSATION

     During fiscal 2001, non-employee directors of the Company received a base retainer at the rate of $30,000 per year for Board service. The Directors Stock Plan provides that upon initial election to the Board, each non-employee director will be granted an option to purchase 40,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of the Company's Common Stock on the date of grant. Such stock options become exercisable in four equal installments on each of the first, second, third and fourth anniversaries of the date the options are granted. In addition, following completion of one year of service on the Board, each non-employee director will thereafter be granted an option to purchase 20,000 shares of the Company's Common Stock immediately after each Annual Meeting of Shareowners of the Company. Following the 2001 Annual Meeting, each non-employee director (other than Messrs. Cicerone and Eslambolchi) was granted an option to purchase 20,000 shares of the Company's Common Stock. Upon their respective elections to the Board on November 1 and November 28, 2001, Messrs. Cicerone and Eslambolchi were each granted an option to purchase 40,000 shares of the Company's Common Stock. Messrs. Cicerone and Eslambolchi will not be eligible to receive the annual grant of options to purchase 20,000 shares with respect to the 2002 Annual Meeting.

     On August 10, 2001, the Board amended the Directors Stock Plan to permit the annual grant of options to the non-employee directors to be deferred, at the discretion of the Board of Directors, for up to 60 days following an Annual Meeting to a date coinciding with the date of grant of options by the Company to some or all of its officers. At the August 10, 2001 meeting, the Board adopted, subject to shareowner approval, certain amendments to the Directors Stock Plan described in this proxy statement below, under the caption "Approval of Amendments to the Directors Stock Plan (Proposal 2)".

     At the November 1, 2001 meeting, the Board adopted changes to the cash compensation of the directors of the Company. Effective January 1, 2002, in addition to the $30,000 base annual retainer, non-employee directors of the Company will receive fees for attending each Board meeting: $1,000 per day for attending Board meetings in person and $500 per day for participating in Board meetings via telephone. Additionally, for service on the committees of the Board of Directors, the chairman of each committee will receive $2,500 per year and the other members will receive $1,250 per year.

     In view of Mr. Beall's extraordinary contributions to the Company and its shareowners, on February 28, 2001, the Board of Directors (with Mr. Beall abstaining) extended the expiration date of certain options to purchase the Company's Common Stock (the "Conexant Options") granted to Mr. Beall under the Conexant Systems, Inc. 1998 Stock Option Plan (the "Conexant 1998 Plan") in connection with certain adjustments to options to purchase Rockwell common stock (the "Rockwell Options") held by Mr. Beall at the time of the spin-off of the Company from Rockwell on December 31, 1998. Mr. Beall's Conexant Options consist of (i) non-qualified options to purchase 194,408 shares of Common Stock of the Company with an exercise price of approximately $4.36 per share and (ii) non-qualified options to purchase 287,602 shares of Common Stock of the Company with an exercise price of approximately $4.14 per share. Under the terms of the Conexant 1998 Plan and Mr. Beall's stock option agreements, the Conexant Options, if not sooner exercised, were to expire on June 30, 2001, the third anniversary of Mr. Beall's retirement from Rockwell. As a result of the extension, the Conexant Options may be exercised until ten years after the original date of grant of the corresponding Rockwell Options from which the Conexant Options were derived (specifically, until May 5, 2002 in the case of the Conexant Options with a $4.36 exercise price and until March 11, 2003 in the case of the Conexant Options with a $4.14 exercise price). The Board of Directors acknowledged that in connection with the proposed extension of the expiration date of the Conexant Options the Company would incur a one-time (non-cash) earnings charge of approximately $2.3 million equal to the aggregate intrinsic value of the Conexant Options (i.e., the difference between the aggregate fair market value of the Company's common stock subject to the Conexant Options on the date the extension became effective and the aggregate exercise price of the Conexant Options).

     Each of the non-employee directors then in office participated in the Company's Exchange Offer described below under the caption "Stock Options and Restricted Stock" in the Report of the Compensation and Management Development Committee on Executive Compensation, to the full amount allowed. The replacement options to be granted to the participating non-employee directors will be granted under the Company's 1999 Long-Term Incentives Plan (the "1999 LTIP").

     Under the terms of the Company's directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified with interest on deferred amounts accruing quarterly at 120% of the Federal long-term rate set each month by the Secretary of the Treasury. Each director also has the alternative each year to determine whether to defer all or any portion of the cash retainer by electing to receive restricted shares valued at the closing price of the Company's Common Stock on the Nasdaq National Market on the date each retainer payment would otherwise be made in cash.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, which consists entirely of non-employee directors (see "Board Committees and Meetings" above), has furnished the following report on Audit Committee matters:

     The Audit Committee acts pursuant to a written charter which was adopted by the Board of Directors of the Company on November 30, 1998, and most recently amended and restated on December 20, 2000. A copy of the charter, which is reviewed annually by the Audit Committee, was attached as Appendix A to the Company's proxy statement for the 2001 Annual Meeting of Shareowners. The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2001 with management and it has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Deloitte & Touche LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Deloitte & Touche LLP the independence of that firm and has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of that firm. Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

                                Audit Committee

                         Richard M. Bressler, Chairman
                                F. Craig Farrill
                                 Jerre L. Stead

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee, which consists entirely of non-employee directors (see "Board Committees and Meetings" above), has furnished the following report on executive compensation:

COMPENSATION PHILOSOPHY AND OBJECTIVES OF THE COMPANY

     The Compensation Committee has adopted for the Company a general compensation philosophy of "pay for performance" in which total cash compensation should vary with Company performance. The Compensation Committee believes this philosophy is appropriate for the Company as a high technology, semiconductor company. The Compensation Committee's goal is to provide base salary and opportunity for annual incentives sufficient to provide total cash compensation at market competitive levels for major U.S. high technology companies and to provide long-term incentives in the form of stock option grants to its executives at slightly above market competitive levels for major U.S. high technology companies.

     Total annual compensation for the majority of the Company's employees, including its executive officers, consists of the following:

     - Base salary; and

     - An annual incentive compensation program that is related to growth in certain financial performance measures of the Company and/or its stock price appreciation, and based on an individual bonus target for the performance period. The annual incentive from year to year may be delivered in cash, restricted stock or stock options.

     Long-term incentive compensation is realized through the grant of stock options and, in some cases, shares of restricted stock, to executive officers and most employees under the 1999 LTIP and the 2000 Non-Qualified Stock Plan.

     In addition to encouraging stock ownership by granting stock options and restricted stock, the Company further encourages all of its employees to own the Company's Common Stock through the Company's Employee Stock Purchase Plans (the "ESPPs"). The ESPPs allow participants to buy the Company's Common Stock at a discount to the market price with up to 10% of their salary and bonuses (subject to certain limits), thereby allowing employees to profit when the value of the Company's Common Stock increases over time.

SETTING EXECUTIVE COMPENSATION

     In setting the base salary and individual bonus target amount for executive officers, the Compensation Committee reviews information relating to executive compensation of U.S.-based semiconductor and other high technology companies that are considered generally comparable to the Company. While there is no specific formula that is used to establish executive compensation in relation to this market data, executive officer base salary is generally set to be around the average salaries for comparable jobs in the marketplace. However, if the Company's business groups meet or exceed certain predetermined financial and non-financial goals, amounts paid under the Company's performance-based incentive compensation programs may lead to total cash compensation levels that are higher than the average salaries for comparable jobs. The Compensation Committee considers the total compensation (earned or potentially available) of the senior executives in establishing each component of compensation. In its review, the Compensation Committee considers the following: (1) industry, peer group and national surveys of other U.S. semiconductor and high technology companies; (2) reports of the independent compensation consultants who advise the Compensation Committee on the Company's compensation programs in comparison with those of other companies which the consultants believe compete with the Company for executive talent; and (3) performance judgments as to the past and expected future contributions of individual senior executives.

     As a result of this process, and in accordance with the Company's compensation philosophy that total cash compensation should vary with Company performance, the Compensation Committee establishes base salaries of the Company's executive officers at levels which the Compensation Committee believes are at the average of base salaries of executives of companies considered by the Compensation Committee to be comparable to the Company. In order to deliver on this philosophy for fiscal year 2001, the Company reduced salaries by 10% for executive officers at the level of vice president and above. This reduction will remain in effect until the Company achieves profitability as measured on a pro forma basis. In addition, as set forth below, a significant part of each executive officer's potential total cash compensation is dependent on the performance of the Company as measured through its performance-based incentive compensation program.

PERFORMANCE-BASED COMPENSATION

     The Company's executive annual incentive compensation plan is based on the overall financial performance of the Company. In any given year, that performance is measured by either stock price appreciation or the performance of the product platform for which the executive has responsibility or other functional performance criteria and the attainment of strategic development goals. In addition, executive incentive compensation awards may be adjusted by an individual performance multiplier. The Chief Executive

Officer's annual incentive plan has the same components as the executive plan. This award may also be adjusted by the Board of Directors based on individual performance. For all executives, the annual incentive award value is targeted at competitive market levels for semiconductor and other high technology companies. For fiscal year 2001, executives including the Chief Executive Officer were granted stock options in place of cash incentives. These options were granted on October 27, 2000 and vest in two equal annual installments on the first and second anniversaries of the date of grant.

PERFORMANCE SHARE PLAN

     In November 2001, the Company adopted the 2001 Performance Share Plan pursuant to which the Company may make grants of performance share awards to eligible employees, including executive officers. Performance share awards entitle the employee to whom a grant is made to receive cash or shares of the Company's Common Stock at the election of the Compensation Committee, based on the value of the Company's Common Stock on the date such performance share award vests. This form of equity-based incentive compensation is intended to attract, reward and retain employees.

     The Compensation Committee determines which of the employees of the Company or its subsidiaries are eligible for performance share awards under the 2001 Performance Share Plan, to whom performance share awards are granted and the terms and conditions of performance share award grants, including the number of shares subject to the performance share award and the vesting criteria of such shares.

     For grants of performance share awards during fiscal 2002, the Compensation Committee has established separate vesting criteria for performance share awards to (i) employees of the Company's Personal Networking business and (ii) employees of the Company's Mindspeed Technologies business unit ("Mindspeed"). In each case, the performance share awards will vest upon the achievement by the Company's Personal Networking business or Mindspeed, as the case may be, of their separate and respective financial performance criteria by certain specified dates.

     To the extent that the applicable financial performance criteria are not met by the specified dates, the relevant performance share awards will not vest and will terminate.

STOCK OPTIONS AND RESTRICTED STOCK

     The Company grants stock options to aid in the attraction and retention of employees and to align the interests of employees with those of the shareowners. Stock options have value for an employee only if the price of the Company's stock increases above the fair market value on the grant date and the employee remains employed by the Company for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ. In addition, stock options directly link a portion of an employee's compensation to the interests of shareowners by providing an incentive to maximize shareowner value.

     The Company's 1999 LTIP is generally used for making grants of incentive stock options, nonqualified stock options and restricted stock to officers and other employees as a part of the Company's executive performance review process. In addition, the Company's 2000 Non-Qualified Stock Plan authorizes the grant of nonqualified stock option and restricted stock awards to officers and other employees. Annual stock option grants for executives are a key element of market-competitive total compensation. In fiscal year 2001, stock options for the executive officers were granted upon recommendation of management and approval of the Compensation Committee. Individual grant amounts were based on internal factors such as relative job scope and contributions made during the past year, as well as a review of publicly available data on senior management compensation at other companies. In general, options are exercisable in 25% increments over a four-year period, first exercisable one year after the date of grant (e.g., 25% of options granted in 2001 become exercisable on the anniversary of the date of grant in 2002). However, with respect to the stock options granted on March 30, 2001, 50% become exercisable on the first anniversary of the date of grant, and 25% become exercisable on each of the second and third anniversaries.

     The continuing deterioration in the price of the Company's Common Stock strongly undercut the Board of Directors' desire to provide all employees of the Company with the opportunity to participate in the Company's long-term growth through its stock option programs. In order to increase the value of the Company's stock option programs, the Board approved an exchange offer pursuant to which all employees, officers and directors with stock option grants having an exercise price of $25 or above could exchange them for new stock options to be granted in the future (the "Exchange Offer"). Under the terms of the Exchange Offer, which commenced on September 4, 2001, eligible employees, officers and directors who chose to participate would have their stock options cancelled on October 2, 2001 and would receive on or after April 3, 2002 one new option for each option cancelled with an exercise price equal to the fair market value (based on the closing price of the Common Stock as reported by Nasdaq) on that date (the "Replacement Options"). The vesting provisions of the Replacement Options issued would remain the same as the provisions applicable to the cancelled options. At the close of the Exchange Offer on October 2, 2001, the Company accepted for exchange options to purchase an aggregate of 27,497,520 shares of Company Common Stock from 3,730 eligible participants representing 89% of the shares subject to stock options that were eligible for the Exchange Offer. All of the Company's non-employee directors and officers participated in the Exchange Offer to the full amount allowed.

COMPLIANCE WITH SECTION 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain performance-based compensation that has been approved by shareowners is not subject to the deduction limit. The 1999 LTIP is qualified so that awards under the plan constitute performance-based compensation not subject to the deduction limit under Section 162(m). It is the Committee's objective that, so long as it is consistent with its overall business, compensation and retention objectives, the Company will, to the extent reasonable, endeavor to keep executive compensation deductible by the Company for federal income tax purposes.

COMPANY PERFORMANCE AND CEO COMPENSATION

     The Company's compensation program is designed to support the achievement of corporate and business objectives. This pay-for-performance program is most clearly exemplified in the compensation of the Company's Chairman and Chief Executive Officer, Dwight W. Decker.

     Mr. Decker's base salary and incentive target is determined in the same manner as described above for all executive officers. In setting compensation levels for the Chief Executive Officer, the Compensation Committee considers data reflecting comparative compensation information from other companies for the prior year. Effective January 1, 2001, Mr. Decker's salary was set at $730,000, a 4.3% increase from his fiscal year 2000 salary and at approximately the average base salary level of the chief executive officers of the Company's peers. As of March 30, 2001, Mr. Decker's salary was reduced by 10% thereby reducing his salary to $657,000. This base salary will remain in effect until the Company achieves two consecutive profitable quarters on a pro forma basis. Mr. Decker received a stock option grant of 100,000 shares with an exercise price of $21.875 on October 27, 2000 as his annual incentive award for fiscal year 2001. This award would have a value equal to 125% of his target payout if the price of the Company's Common Stock increased by 50% from the date of grant. As of the end of fiscal year 2001 this stock price increase target has not been achieved.

               Compensation and Management Development Committee

                            Jerre L. Stead, Chairman
                                Donald R. Beall

SHAREOWNER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareowner return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Index for the 33-month period beginning January 4, 1999 and ending September 30, 2001. The graph assumes that $100 was invested on January 4, 1999, the first day of public trading of the Company's Common Stock, in each of the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Index and that all dividends were reinvested. No cash dividends have been paid or declared on the Company's Common Stock.

                Comparison of 33-Month Cumulative Total Return*
                         Among Conexant Systems, Inc.,
                        Standard & Poors 500 Stock Index
                   and the Nasdaq Electronic Components Index

                              (PERFORMANCE GRAPH)

        * $100 Invested on 1/4/1999 in Stock or Index--
          Including Reinvestment of Dividends.
          Fiscal Year Ending September 30.

                                                                       CUMULATIVE TOTAL RETURN
                                    ---------------------------------------------------------------------------------------------
                                                    1999                                2000                        2001
                                    -------------------------------------   -----------------------------   ---------------------
                                    01/04   03/31   06/30   09/30   12/31   03/31   06/30   09/30   12/31   03/31   06/30   09/30
                                    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Conexant Systems, Inc.............   100     147     309     386     706     755     517     445     163     95       95     88
Standard & Poors 500 Stock
  Index...........................   100     105     112     105     121     124     121     120     110     97      103     88
Nasdaq Electronic Components......   100     102     116     138     184     294     288     243     151     92      106     68

EXECUTIVE COMPENSATION

     The Company, which was incorporated in 1996, became a publicly-held company through the pro rata distribution by Rockwell of all the outstanding shares of Common Stock, par value $1 per share, of the Company to Rockwell's shareowners on December 31, 1998 (the "Distribution"). The Company did not pay any compensation to its executive officers for services rendered in all capacities to the Company and its subsidiaries prior to that date. The information shown below reflects the annual and long-term compensation, from all sources, of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company at September 30, 2001 (the "Named Executive Officers"), for services rendered in all capacities to the Company or to Rockwell and its subsidiaries for the fiscal years ended September 30, 1999, 2000 and 2001, except as noted below. In many cases, the individuals listed below served Rockwell and its subsidiaries in different capacities than those in which they serve the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                          ANNUAL COMPENSATION                  -----------------------------------
                              --------------------------------------------             AWARDS             PAYOUTS
                                                                   OTHER       ----------------------    ---------
                                                                  ANNUAL       RESTRICTED     STOCK      LONG-TERM   ALL OTHER
NAME AND PRINCIPAL POSITION   FISCAL                             COMPENSA-       STOCK       OPTIONS     INCENTIVE   COMPENSA-
    WITH THE COMPANY(1)        YEAR     SALARY        BONUS        TION        AWARDS(2)    (SHARES)      PAYOUTS     TION(3)
----------------------------  ------   --------      -------     ---------     ----------   ---------    ---------   ---------
Dwight W. Decker............   2001    $686,827           --      $26,118            --       600,000         --      $29,822
  Chairman of the Board and    2000     669,231      950,000       80,440            --     1,250,000(4)      --       26,769
  Chief Executive Officer      1999     444,385      336,520       46,889            --     1,000,000         --       20,873
Raouf Y. Halim..............   2001     422,885      250,000(5)    37,965            --     1,024,000         --       27,869
  Senior Vice President and    2000     334,615      234,437       72,565            --       885,000(4)      --       13,385
  Chief Executive Officer--    1999     266,408      126,805(6)    44,440            --       520,000         --       12,977
  Mindspeed Technologies(TM)
Moiz M. Beguwala............   2001     326,700           --       10,356            --        97,629         --       16,151
  Senior Vice President and    2000     343,846(7)   120,142       19,297            --       225,000(4)      --       12,831
  General Manager--            1999     245,309      126,805(6)    26,377            --       470,000         --       12,328
  Wireless Communications
Balakrishnan S. Iyer........   2001     343,817           --       14,109            --       197,629         --       19,314
  Senior Vice President and    2000     320,769      227,085       65,962            --       500,000         --       12,831
  Chief Financial Officer      1999     282,693      341,805(8)    55,126(9)         --       700,000         --        6,400
F. Matthew Rhodes...........   2001     317,787        2,500(10)    9,010            --       170,572         --       15,204
  Senior Vice President and    2000     292,308      276,558(11)   22,969            --       300,000(4)      --       10,850
  General Manager--            1999     217,616      211,805(12)   21,119(13)        --       300,000         --       11,418
  Personal Computing

------------------------------
 (1) The table reflects the positions held with the Company at September 30, 2001. The Named Executive Officers served Rockwell and its subsidiaries in the following capacities during the first quarter of the fiscal year 1999 and the compensation reflected in the table for that quarter was paid by Rockwell to the Named Executive Officers in such capacities: Mr. Decker--Senior Vice President, Rockwell and President, Rockwell Semiconductor Systems (July 1998--December 1998); Mr. Halim--Vice President and General Manager--Network Access Division, Rockwell Semiconductor Systems, Inc. (February 1997--December 1998); Mr. Beguwala--Vice President and General Manager--Wireless Communications Division, Rockwell Semiconductor Systems, Inc. (October 1998--December 1998); Mr. Iyer--Senior Vice President and Chief Financial Officer, Rockwell Semiconductor Systems, Inc. (October 1998--December 1998); and Mr. Rhodes--Vice President and General Manager--Personal Computing Division, Rockwell Semiconductor Systems, Inc. (October 1998--December 1998).

 (2) On January 4, 1999, each Named Executive Officer received shares of restricted stock valued at $9.4063 per share, the closing price of the Company's Common Stock on the Nasdaq National Market on that day. The total value of each Named Executive Officer's shares is included in his bonus for fiscal year 1999, as such shares were granted in lieu of payments from the Company's cash incentive plans in fiscal 1999. Mr. Decker received 35,776 shares ($336,520) and each of Messrs. Halim, Beguwala, Iyer and Rhodes received 9,760 shares ($91,805).

 (3) Amounts contributed or accrued for the Named Executive Officers under the Rockwell and Conexant savings plans and the related supplemental savings plans.

 (4) Pursuant to the Company's Exchange Offer, each of Messrs. Decker, Halim, Beguwala, Iyer and Rhodes exchanged options to purchase 1,250,000; 825,000; 225,000; 500,000; and 300,000 shares, respectively, with an exercise price of $25 or above (representing all of their eligible options) for a grant of new options for the same number of shares on or after April 3, 2002. As a result, these exchanged options were cancelled on October 2, 2001 and Messrs. Decker, Halim, Beguwala, Iyer and Rhodes will have the right to receive their new options with an exercise price equal to the fair market value of the Company's Common Stock on the grant date.

 (5) Represents a bonus paid to Mr. Halim in connection with his being named Senior Vice President and Chief Executive Officer--Mindspeed Technologies.

 (6) Includes a retention bonus of $35,000 paid to each of Messrs. Halim and Beguwala as consideration for their remaining with the Company after the Distribution.

 (7) Includes $23,077 paid to Mr. Beguwala in lieu of vacation.

 (8) Includes a hire-on bonus of $250,000 paid to Mr. Iyer upon his joining the Company in October 1998.

 (9) Includes $26,757 paid in connection with the relocation of Mr. Iyer's residence in Southern California upon his joining the Company.

(10) Represents an invention award paid to Mr. Rhodes in recognition of his contribution towards an invention.

(11) Includes a retention bonus of $60,000 paid to Mr. Rhodes in connection with Rockwell's acquisition of Pacific Communication Sciences, Inc.

(12) Includes a retention bonus of $120,000 paid to Mr. Rhodes in connection with Rockwell's acquisition of Pacific Communication Sciences, Inc.

(13) Includes $3,437 paid in connection with the relocation of Mr. Rhodes' residence within Southern California.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Distribution, Rockwell and the Company entered into several agreements, including agreements relating to services to be provided by Rockwell to the Company following the spin-off, the allocation of liabilities and obligations with respect to taxes, employee benefit plans and compensation arrangements, and other matters. At the time these agreements were negotiated and executed, certain of the Company's directors and executive officers also served as a director and executive officers of Rockwell. The Company believes the terms of these agreements to be fair.

     The Company has entered into change of control employment agreements ("Employment Agreements") with certain key executives, including Messrs. Decker, Halim, Beguwala, Iyer and Rhodes. Each such Employment Agreement becomes effective upon a "change of control" of the Company (as defined in the Employment Agreement). Each Employment Agreement provides for the continuing employment of the executive after the change of control on terms and conditions no less favorable than those in effect before the change of control. If the executive's employment is terminated by the Company without "cause" or if the executive terminates his or her own employment for "good reason" (each as defined in the Employment Agreement), the executive is entitled to severance benefits equal to a multiple of his or her annual compensation (including bonus) and continuation of certain benefits for a number of years equal to the multiple. The multiple is three for Mr. Decker and two for the other executives (or, in either case, the shorter number of years until the executive's normal retirement date). The executives are entitled to an additional payment, if necessary, to make them whole as a result of any excise tax imposed by the Code on certain change of control payments (unless the safe harbor amount above which the excise tax is imposed is not exceeded by more than 10%, in which event the payments will be reduced to avoid the excise tax).

     In October 1999, the Company made loans to certain officers and other employees (including the Named Executive Officers), the proceeds of which were used to pay federal and state withholding tax due in connection with the accelerated vesting on October 1, 1999 of certain shares of restricted stock previously granted to such officers and other employees. Because the tax payments were due at a time shortly prior to the announcement of the Company's year-end results when such officers and other employees were not permitted to trade in Conexant Common Stock, the Company made the loans available to these individuals to allow them to pay the taxes without selling their shares of restricted stock. The loans bear interest at a rate of 5.54% and, pursuant to action of the Board taken on March 21, 2001 are now due on December 1, 2002. The loan to Mr. Decker was in the amount of $232,052 and the loan to each of Messrs. Halim, Beguwala, Iyer and Rhodes was in the amount of $126,612. Mr. Iyer repaid his loan in December 1999.

     In fiscal year 2000, the Company donated $772,500 to the University of California, Irvine, Foundation. In fiscal year 2000, such donations totalled $1,265,840. Of these donations, $105,000 in 2000 and $140,000 in 2001 were made directly by the Company. The remaining amounts were made by the Conexant Systems Charitable Fund, a donor-directed fund administered by the California Community Foundation.

     On September 28, 2001, At Home Corporation and all of its wholly-owned subsidiaries and certain of its foreign subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. In the first half of 2001, Mr. Eslambolchi served as interim president of Excite@Home Broadband Networks Services, a division of At Home Corporation, during which time he was an AT&T employee and executive on-loan to Excite@Home Broadband Networks Services.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is further information on grants to the Named Executive Officers of stock options pursuant to the 1999 LTIP during the fiscal year ended September 30, 2001, which are reflected in the Summary Compensation Table on page 14.

                                                OPTION GRANTS
                       ----------------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                          NUMBER OF      PERCENTAGE OF TOTAL                               AT ASSUMED ANNUAL RATES OF
                         SECURITIES        OPTIONS GRANTED                                STOCK PRICE APPRECIATION FOR
                         UNDERLYING          TO CONEXANT        EXERCISE                          OPTION TERM
                       OPTIONS GRANTED        EMPLOYEES           PRICE      EXPIRATION   ----------------------------
        NAME              (SHARES)         IN FISCAL 2000      (PER SHARE)      DATE           5%             10%
        ----           ---------------   -------------------   -----------   ----------   ------------   -------------
Dwight W. Decker.....      500,000(1)           1.69%           $ 8.9375      3/30/2011    $2,810,373     $ 7,122,037
                           100,000(2)           0.34             21.8750     10/27/2010     1,375,707       3,486,312
Raouf Y. Halim.......    1,000,000(1)           3.37              8.9375      3/30/2011     5,620,746      14,244,073
                            24,000(2)           0.08             21.8750     10/27/2010       330,170         836,715
Moiz M. Beguwala.....       75,000(3)           0.25              8.9375      3/30/2011       983,631       2,492,713
                            22,629(2)           0.08             21.8750     10/27/2010       311,309         788,917
Balakrishnan S.
  Iyer...............      175,000(1)           0.59              8.9375      3/30/2011       421,556       1,068,305
                            22,629(2)           0.08             21.8750     10/27/2010       311,309         788,917
F. Matthew Rhodes....      150,000(1)           0.51              8.9375      3/30/2011       843,112       2,136,611
                            20,572(2)           0.07             21.8750     10/27/2010       283,010         717,204

------------------------------
(1) Options were granted on March 30, 2001, with 50% becoming exercisable on the first anniversary of the date of grant and 25% becoming exercisable on each of the second and third anniversaries.

(2) Options were granted on October 27, 2000 and become exercisable in two equal annual installments on each of the first and second anniversaries of the date of grant.

(3) Options were granted on March 30, 2001 and become fully exercisable on the first anniversary of the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     Shown below is information with respect to (i) exercises by the Named Executive Officers during fiscal year 2001 of options to purchase the Company's Common Stock granted under the Company's 1998 Stock Option Plan or the 1999 LTIP and (ii) the unexercised options to purchase the Company's Common Stock granted to the Named Executive Officers in fiscal year 2001 and prior years and held by them at September 30, 2001.

                                                        NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                           OPTIONS HELD AT             IN-THE-MONEY OPTIONS AT
                              SHARES                    SEPTEMBER 30, 2001(1)           SEPTEMBER 30, 2001(2)
                             ACQUIRED      VALUE     ----------------------------    ---------------------------
           NAME             ON EXERCISE   REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
           ----             -----------   --------   -----------    -------------    -----------   -------------
Dwight W. Decker..........      --          --        1,898,586(3)    2,100,000(3)   $1,355,390         --
Raouf Y. Halim............      --          --          522,954(3)    1,996,500(3)        3,081         --
Moiz M. Beguwala..........      --          --          456,182(3)      482,629(3)        3,081         --
Balakrishnan S. Iyer......      --          --          262,500         960,129              --         --
F. Matthew Rhodes.........      --          --          175,000         545,572              --         --

------------------------------

(1) Pursuant to the Company's Exchange Offer, each of Messrs. Decker, Halim, Beguwala, Iyer and Rhodes exchanged options to purchase 1,250,000; 825,000; 225,000; 500,000; and 300,000 shares, respectively, with an exercise price of $25 or above (representing all of their eligible options) for a grant of new options for the same number of shares on or after April 3, 2002. As a result, these exchanged options were cancelled on October 2, 2001 and Messrs. Decker, Halim, Beguwala, Iyer and Rhodes will have the right to receive their new options with an exercise price equal to the fair market value of the Company's Common Stock on the grant date.

(2) Based on the closing price of the Company's Common Stock on the Nasdaq National Market on September 28, 2001 ($8.30).

(3) Includes options that were granted by Rockwell prior to the Distribution and were converted into options to purchase the Company's Common Stock, on the same terms and vesting schedule as the Rockwell options but with adjustments to the exercise price and the number of shares for which such options are exercisable to preserve the aggregate intrinsic value of the options.

RETIREMENT BENEFITS

     The Company does not sponsor a defined benefit pension plan for salaried employees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding Common Stock on November 30, 2001 by each director and Named Executive Officer and all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to the stock listed.

                  BENEFICIAL OWNERSHIP AS OF NOVEMBER 30, 2001

                                                                          COMMON STOCK
                                                              ------------------------------------
                            NAME                              SHARES(1)        PERCENT OF CLASS(2)
                            ----                              ---------        -------------------
Donald R. Beall.............................................  1,311,340(3,4,5)          --*
Richard M. Bressler.........................................    133,062(5,6)            --*
Ralph J. Cicerone...........................................        675(7)              --*
Dwight W. Decker............................................  2,077,430(3,5)            --*
Hossein Eslambolchi.........................................         --                 --*
F. Craig Farrill............................................     67,152(5,8)            --*
Jerre L. Stead..............................................     47,152(5,9)            --*
Raouf Y. Halim..............................................    579,055(3,5)            --*
Moiz M. Beguwala............................................    542,193(3,5)            --*
Balakrishnan S. Iyer........................................    373,835(3,5)            --*
F. Matthew Rhodes...........................................    197,685(3,5)            --*
All of the above and other executive officers as a group (23
  persons)..................................................  7,189,972              2.83%

------------------------------
 *  Less than 1%

(1) Each person's address is the address of the Company.

(2) For purposes of computing the percentage of outstanding shares beneficially owned by each person, shares of which such person has a right to acquire beneficial ownership within 60 days have been included in both the number of shares owned by that person and the number of shares outstanding, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(3) Includes shares held under the savings plans of the Company and Rockwell as of November 30, 2001. Does not include the following: 4,097; 593; 751; 162; 201; and 8,295 share equivalents for Messrs. Decker, Halim, Beguwala, Iyer, Rhodes and the group, respectively, held under the Company's and Rockwell's supplemental savings plans as of November 30, 2001.

(4) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    20,152 shares held for the benefit of family members and 10,000 shares owned by the Beall Foundation, of which Mr. Beall is President and a director. Does not include 288,208 shares of Common Stock that may be acquired upon exercise of stock options transferred to family members who are the beneficial owners thereof.

(5) Includes shares that may be acquired upon the exercise of outstanding stock options within 60 days as follows: 1,138,566; 66,238; 1,948,586; 60,000;
    40,000; 552,454; 509,996; 361,314; 185,286; and 6,468,449 for Messrs. Beall,
    Bressler, Decker, Farrill, Stead, Halim, Beguwala, Iyer, Rhodes and the group, respectively.

(6) Includes 1,784 shares of Conexant Common Stock issued in the Distribution in respect of restricted shares of Rockwell common stock granted to Mr. Bressler under the Rockwell Directors Plan.

(7) Represents shares owned by the Ralph J. Cicerone and Carol M. Cicerone Trust, of which Mr. Cicerone is a co-trustee.

(8) Includes 3,760 shares of Conexant Common Stock granted to Mr. Farrill as restricted stock under the Directors Plan.

(9) Includes 7,152 shares of Conexant Common Stock granted to Mr. Stead as restricted stock under the Directors Plan.

     With the exception of Wells Fargo Bank, N.A., as trustee under the Rockwell Savings Plans, which held approximately 6.3% of the outstanding shares of the Company's Common Stock as of January 2, 2002, there are no persons known to Conexant to be "beneficial owners" (as that term is defined in the rules of the Securities and Exchange Commission) of more than 5% of any class of the Company's voting securities outstanding as of November 30, 2001. Shares held by the trustee of the Rockwell Savings Plans on account of the participants in such plan will be voted by the trustee in accordance with instructions from the participants (either in writing or by means of the Company's telephone or Internet voting procedures), and where no instructions are received, as the trustee deems proper.

APPROVAL OF AMENDMENTS TO THE DIRECTORS STOCK PLAN (PROPOSAL 2)

     The Company's shareowners are being asked to act upon a proposal to approve amendments to the Company's Directors Stock Plan (the "Directors Plan"). On August 10, 2001, the Board of Directors approved for submission to the shareowners amendments to the Directors Plan as set forth in Appendix A to this proxy statement. Shareowners are urged to review the Directors Plan as proposed to be amended (deletions are shown with overstrike and additions are underlined) together with the following information, which is qualified in its entirety by reference to Appendix A.

     The Compensation Committee has studied board compensation for companies of similar size and in industries similar to the Company's. The Compensation Committee has consulted with the counsel and also engaged the consulting company, William A. Mercer, Inc., to review and study board compensation levels and practices to determine how the Company's current compensation of directors compares with other members of such peer group. As a result of the information gathered by and for the Board, the Board has determined that, in order to retain and recruit members of the Board of a caliber best suited to the needs of the Company, it is in the best interests of the Company and its shareowners that the board compensation design originally put in place in 1998 for the Company be revised. The primary purpose of the amendments is to provide additional flexibility under the Directors Plan to enable the Company to recognize and reward non-employee directors who provide a unique and extraordinary level of service to the Company. Each of the Company's six non-employee directors is eligible to participate under the Directors Plan. Upon approval by shareowners, the amended Directors Plan will become immediately effective.

     If the amended Directors Plan is approved by shareowners, the Board of Directors or the Compensation Committee will have the discretion to provide, from time to time, any one or more non-employee directors with additional stock-based compensation under the Directors Plan, in addition to the annual grant of options following the Annual Meeting of Shareowners. The additional compensation may be in the form of a grant of restricted shares of Company Common Stock, options to purchase shares of Company Common Stock or a combination of restricted shares and options, subject to the terms, conditions and restrictions established by the Board or the Compensation Committee. In addition, if the amended Directors Plan is approved, the maximum number of shares available for issuance pursuant to the Directors Plan would be increased, effective October 1, 2001, by 350,000 shares to 980,000 shares. Thereafter, on the first day of each fiscal year, the maximum number of shares would be automatically increased by an additional amount equal to the greater of 150,000 shares or 0.067% of the shares of Company Common Stock outstanding on that date, subject to the Board of Directors being authorized and empowered to select the smaller amount. The Board believes these changes to be in the best interests of the Company in that they provide the Company with additional flexibility to design a board compensation package that recognizes and rewards non-employee directors who provide a unique and extraordinary level of service to the Company, with an emphasis on increased long-term stock ownership by the directors.

     The Directors Stock Plan was originally adopted by the Board of Directors and approved by Rockwell, as the Company's sole shareowner, in October 1998, prior to the Company's spin-off from Rockwell.

     The following is a summary of the principal terms of the Directors Stock Plan as currently in effect. Although the Company believes that the following description provides a fair summary of the material terms of the Directors Stock Plan, the description is qualified in its entirety by the specific terms of the Directors Stock Plan, a copy of which attached as Appendix A to this proxy statement.

     PURPOSE. The purpose of the Directors Stock Plan is to link the compensation of non-employee directors of the Company directly with the interests of the Company's shareowners.

     PARTICIPATION. Participation in the Directors Stock Plan is limited to directors who are not employees of the Company or any of its subsidiaries.

     RESTRICTED SHARES. Directors may elect to receive their cash retainer for Board service in the form of restricted shares of Company Common Stock. Restricted shares, if elected, are held by the Company until ten days after the recipient retires from the Company's Board of Directors after reaching age 72 and having served at least three years as a director or ceases to be a director by reason of the antitrust laws, compliance with the Company's conflict of interest policies, death, disability or other circumstances the Company's Board of Directors determines not to be adverse to the best interests of the Company. Restricted shares have all the attributes of outstanding shares including the right to vote and to receive dividends thereon.

     STOCK OPTIONS. Under the Directors Stock Plan grants of options to purchase 40,000 shares of Company Common Stock are made to each non-employee director effective upon election as a director. The Directors Stock Plan currently provides that following completion of one year of service on the Board by a non-employee director, grants of options to purchase 20,000 shares of Company Common Stock are made annually to such non-employee director immediately following each Annual Meeting of Shareowners; provided that the Board may, by action taken on or before the day following the date of any such Annual Meeting, defer the option grants in respect of such Annual Meeting for up to 60 days following such Annual Meeting to a date coinciding with the date of grant of options by the Company to some or all of the officers of the Company. The purchase price of the shares subject to an option is 100% of the fair market value of Company Common Stock on the date the option is granted. Upon exercise of an option, the option price must be paid in full in cash, shares of Company Common Stock valued at their fair market value on the date of exercise, or a combination of both.

     Options granted under the Directors Stock Plan generally may not be exercised prior to one year nor after ten years from the date of grant and become exercisable in four equal installments on the first, second, third and fourth anniversaries of the date of grant. If an optionee who holds an outstanding stock option dies, the Directors Stock Plan permits the exercise of such option within three years of the date of death (or until the expiration date specified in the option, if earlier), even if it were not exercisable at such date. If an optionee who holds an outstanding stock option retires from the Company's Board of Directors after reaching age 72 or having served at least ten years as a director, all options then held will be exercisable even if they were not exercisable at such retirement date, provided that such options shall expire at the earlier of five years from the date of retirement or the expiration date specified in the options. The Directors Stock Plan permits the Compensation Committee to make determinations as to exercisability upon other termination of an optionee's membership on the Company's Board of Directors.

     ADMINISTRATION AND AMENDMENT. The Directors Stock Plan is administered by the Compensation Committee. The Company's Board of Directors may amend the Directors Stock Plan in any respect, provided that, without shareowner approval, no amendment may be made that would materially (i) increase the maximum number of shares of Company Common Stock available for delivery under the Directors Stock Plan (other than adjustments to reflect changes in or affecting shares of Company Common Stock), (ii) increase the benefits accruing to participants under the Directors Stock Plan, or (iii) modify the requirements as to eligibility for participation in the Directors Stock Plan. The Company's Board of Directors also has authority to terminate the Directors Stock Plan at any time.

     CHANGE OF CONTROL BENEFITS. In order to maintain the rights of participants in the Directors Stock Plan in the event of a change of control of the Company (as defined by the Company's By-Laws), the Directors Stock Plan provides that upon the occurrence of such a change, all outstanding stock options shall become fully exercisable whether or not then exercisable and the restrictions on all restricted shares shall lapse.

     TAX MATTERS. The principal federal income tax consequences of the grant of options under the Directors Plan under present law and regulations are that the optionee will realize ordinary income, and the Company will be entitled to a deduction, equal to the difference between the option exercise price and the fair market value of the shares acquired at the time of exercise. The principal federal income tax consequences of the issuance or transfer of restricted shares is that the value thereof is not taxable to the recipient until the restriction lapses (at the value of the shares on the date the restriction lapses).

     As of the date of this proxy statement, there has been no determination by the Compensation Committee with respect to future awards of additional compensation authorized by the proposed amendments, which are discretionary in nature. Accordingly, the benefits or amounts that will be received by or allocated to the non-employee directors, and that would have been received by or allocated to the non-employee directors if the amended Directors Plan had been in effect during fiscal 2001, are not determinable.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE DIRECTORS STOCK PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENTS TO THE DIRECTORS STOCK PLAN.

APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN (PROPOSAL 3)

     The Company's shareowners are being asked to act upon a proposal to approve the adoption by the Board of Directors of the Company's 2001 Employee Stock Purchase Plan (the "2001 ESPP"). The 2001 ESPP became effective upon its adoption by the Board of Directors on August 10, 2001. The 2001 ESPP permits eligible employees to elect to have a portion of their base salary withheld for purchases of the Company's Common Stock at a price discounted from the fair market value of the Common Stock. If the proposal is approved by the shareowners of the Company, the 2001 ESPP will be qualified as an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"); however, if the shareowners do not approve the 2001 ESPP within 12 months of its adoption by the Board, the 2001 ESPP will nevertheless continue in effect as an Employee Stock Purchase Plan not qualified under Section 423 of the Code. Regardless of whether the 2001 ESPP qualifies as an Employee Stock Purchase Plan under Section 423 of the Code, it is the Company's present intention that the provisions of the 2001 ESPP will be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. The complete text of the 2001 ESPP is set forth in Appendix B to this proxy statement and shareowners are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix B.

     PURPOSE. The purpose of the 2001 ESPP is to maintain a competitive equity compensation program to attract, motivate, retain, and compensate present and future employees of the Company and its domestic subsidiaries for such employees to purchase the Company's Common Stock through payroll deductions, and therefore more closely align the interests of the employees and shareowners of the Company.

     NUMBER OF SHARES. The maximum number of shares of the Company's Common Stock that are available for sale under the 2001 ESPP is 5,000,000 shares, subject to adjustment upon changes in capitalization of the Company, as provided in the 2001 ESPP. These shares may be newly issued shares or shares reacquired in private transactions or open market purchases. To the extent that any right to purchase shares under the 2001 ESPP is not exercised by any participant for any reason, or if any right to purchase terminates, any shares not purchased under such right will again become available for issuance under the 2001 ESPP, unless the 2001 ESPP has been terminated. If for any reason, the total number of shares that would otherwise be subject to options granted under the 2001 ESPP exceeds the number of shares then remaining available under the 2001 ESPP, the Company will allocate the shares remaining in as uniform a manner as is fair and practicable. In this event, the Company will notify participants of the reduction and will reduce the rate of each participant's contributions to the 2001 ESPP, if necessary.

     ADMINISTRATION. The Board, or a committee appointed by the Board, administers the 2001 ESPP and has full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the 2001 ESPP and not inconsistent with the 2001 ESPP, to construe and interpret the 2001 ESPP, and to make all other determinations necessary or advisable for the administration of the 2001 ESPP. The composition of the committee will be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 thereunder.

     ELIGIBILITY. Except as otherwise described below, any employee who is customarily employed at least 20 hours per week and five months in any calendar year by the Company or a domestic subsidiary as of the first day of the enrollment period for the next offering period will be eligible to participate in the 2001 ESPP during that offering period. Officers of the Company are eligible to participate in offerings under the

2001 ESPP, but the Board may provide in an offering that certain employees who are "highly compensated" within the meaning of the Code are not eligible to participate.

     No employee will be eligible to participate in the 2001 ESPP if, immediately after the grant of an option under the 2001 ESPP, he or she would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding options under the 2001 ESPP and other stock-based plans of the Company). In addition, pursuant to applicable provisions of the Code, no employee may be granted an option under the 2001 ESPP that permits such employee to accrue the right to purchase more than $25,000 worth of the Company's Common Stock (determined at the fair market value of the stock at the time such options are granted) under all employee stock purchase plans of the Company and its affiliates for each calendar year in which such purchase right is outstanding at any time.

     PARTICIPATION. An eligible employee may become a participant in the 2001 ESPP by enrolling through the 2001 ESPP's integrated voice response ("IVR") system, the Mellon Employee Services Direct System or other electronic form of subscription agreement during any enrollment period of any offering period. By enrolling in the 2001 ESPP, each participant authorizes payroll deductions from his or her "earnings" during the offering period in whole percentages from 1% to 10%. "Earnings" include all salary, wages (including amounts defined by the participant under any cash or deferred arrangement of the Company or its domestic subsidiaries), overtime pay, bonuses and commissions. These contributions will be used to pay the purchase price of the shares of the Company's Common Stock when an option under the 2001 ESPP is exercised. (See "Exercise of Option" below.) Each election to enroll will continue in effect until the participant makes a new enrollment election or amends or terminates his or her participation in the 2001 ESPP. At any time during an offering period, up to ten calendar days preceding an Exercise Date, a participant may terminate or suspend his or her payroll deductions under and/or withdraw from an offering period. (See "Voluntary Withdrawal; Termination of Employment" below.) At any time during an offering period, a participant may reduce or increase his or her payroll deductions and such change will be effective as soon as administratively practicable. All payroll deductions made for a participant are credited to his or her account under the 2001 ESPP and deposited with the general funds of the Company. A participant may not make additional payments into such account. All of the approximately 6,900 employees of the Company or its domestic subsidiaries are eligible to participate under the terms of the 2001 ESPP. At November 30, 2001 2,396 eligible employees have elected to participate in the 2001 ESPP, although the Company cannot determine how many eligible employees will elect to participate in the future.

     OFFERING PERIODS. The 2001 ESPP provides for a series of concurrent twenty-four month offering periods, generally beginning on (1) the first trading day in February and ending on the last trading day of the January immediately preceding the second anniversary of the commencement of such period and (2) the first trading day in August and ending on the last trading day of the July immediately preceding the second anniversary of the commencement of such period. The first offering period under the 2001 ESPP will consist of the twenty-three month period beginning on September 4, 2001 and ending on July 31, 2003, and the second offering period under the 2001 ESPP will consist of the twenty-three month period beginning on March 1, 2002 and ending on January 31, 2004. The Board will have the power to change the duration and/or the frequency of offering periods and the dates when the options can be exercised with respect to future offerings without shareowner approval.

     OPTION GRANTS. On the first trading day of each offering period (the "Grant Date"), each participant in that offering period will be granted an option to purchase, on each Exercise Date (as defined below) within such offering period, a number of shares of Common Stock determined by dividing such participant's contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lesser of (i) 85% of the fair market value of a share of Common Stock on the Grant Date, or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date.

     EXERCISE DATES. There will be four Exercise Dates, generally six months apart, within each offering period. The Exercise Dates for each offering period will be the last trading day in January and July within each offering period, except that for the first offering period, the Exercise Dates will be February 28, 2001, July 31,

2002, January 31, 2002 and July 31, 2002. In March 2001, the Company's Board of Directors approved in principle a revised plan for the separation of its Personal Networking and Mindspeed Technologies businesses by means of the spin-off of the Personal Networking business to the Company's shareowners as a new company. In the event the Company makes a pro rata distribution of the shares of common stock in the new company to its shareowners, then outstanding options under the 2001 ESPP will be exercised on the seventh trading day prior to the record date for such distribution.

     The fair market value of a share of Common Stock on a given date will be determined by the Board in its discretion, based on the closing price of the Common Stock for such date as reported by the Nasdaq National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share will be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading day), as reported in The Wall Street Journal.

     EXERCISE OF OPTION. Unless a participant withdraws from the 2001 ESPP, his or her option to purchase shares of Common Stock will be exercised automatically on each Exercise Date within an offering period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated contributions in his or her account; provided, however, that such participant may not (a) accrue the right to purchase more than $25,000 of Common Stock during any calendar year, (b) purchase more than 20,000 shares of Common Stock (subject to adjustment) in the aggregate under such option; and
(c) purchase more than 5,000 shares of Common Stock (subject to adjustment) under such option on any Exercise Date within the offering period. If the aggregate number of shares to be purchased upon exercise of options granted under an offering period would exceed the maximum aggregate number of shares of the Company's Common Stock available under the 2001 ESPP, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. The shares purchased upon exercise of an option under the 2001 ESPP will be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares under the 2001 ESPP is exercisable only by him or her.

     RESET OFFERING PERIODS. If the fair market value of a share of Common Stock on the Grant Date of an offering period is less than or equal to the fair market value of a share of Common Stock on the Grant Date of any prior offering period then in effect, such prior offering period will terminate immediately following the most recent Exercise Date immediately preceding the Grant Date of the new offering period (the "Reset Offering Period"). All participants participating in such prior offering period will terminate participation in such prior offering period, and all options with respect to such prior offering period will terminate, effective immediately following the purchases of shares of Common Stock on such Exercise Date. Each such participant will be automatically enrolled in the Reset Offering Period and will be granted an option for such Reset Offering Period with the new lower Grant Date fair market value and will be treated as electing to make contributions in the amount of the percentage of such participant's compensation elected with respect to the prior offering period. Any contributions credited to such participant's account after such participant's purchase of shares of Common Stock will be paid to him or her promptly after such termination of participation.

     DEPOSIT OF SHARES. As promptly as practicable after each Exercise Date, the Company will arrange for the deposit, into each participant's account with the agent designated by the Company to administer the 2001 ESPP, of the number of shares purchased upon exercise of his or her option.

     VOLUNTARY WITHDRAWAL; TERMINATION OF EMPLOYMENT. A participant may withdraw from a given offering period by terminating and withdrawing all, but not less than all, of the contributions credited to his or her account under the 2001 ESPP at any time before the tenth calendar day prior to an Exercise Date, by notifying the Company through the IVR system or the Web. All of the participant's contributions credited to his or her account will be paid to him or her as soon as administratively practicable after receipt of his or her notice of withdrawal, the participant's option for the offering period will be automatically terminated and no further contributions for the purchase of shares will be made during the offering period. The employee is not entitled to again participate in that offering period. However, an employee's withdrawal from an offering period will not have any effect upon such employee's eligibility to participate in subsequent offering periods under the 2001 ESPP.

     Upon termination of a participant's employment by the Company or its domestic subsidiaries prior to an Exercise Date for any reason, including retirement or death, the contributions credited to his or her account will be returned to the participant and the participant's option will be automatically terminated.

     CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, any offering period then in effect will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 2001 ESPP will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in its sole discretion, that in lieu of such assumption or substitution, to shorten the offering period(s) then in progress by setting a new Exercise Date. If the Board shortens an offering period then in effect in lieu of assumption or substitution in the event of a merger or sale of assets, the Board will notify each participant in writing, at least ten days prior to the new Exercise Date, that the Exercise Date for his or her option has been changed to the new Exercise Date and that his or her option will be exercised automatically on the new Exercise Date, unless prior to such date he or she has withdrawn from the offering period as provided in the 2001 ESPP.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     AMENDMENT OR TERMINATION. The Board may suspend or terminate the 2001 ESPP at any time. Unless terminated earlier, the 2001 ESPP will terminate upon the earlier of 20 years or when all of the shares of the Company's Common Stock authorized under the 2001 ESPP are issued.

     The Board may amend the 2001 ESPP at any time. If the Company desires that the 2001 ESPP be qualified under Section 423 of the Code, then the shareowners of the Company must approve the 2001 ESPP within twelve months of its adoption on August 10, 2001, and any amendment of the 2001 ESPP must be approved by the shareowners within twelve months of the adoption of such amendment by the Board if the amendment would (i) increase the number of shares of the Company's Common Stock authorized for issuance under the 2001 ESPP (ii) modify the requirements relating to eligibility for participation in the 2001 ESPP, or (iii) modify the 2001 ESPP or an offering period in any other way if such modification requires shareowner approval in order for the 2001 ESPP to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 under the Exchange Act.

     Without shareowner consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) will be entitled to change the offering periods and Exercise Dates, limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the 2001 ESPP.

     Options granted before amendment or termination of the 2001 ESPP will not be impaired by any amendment or termination of the 2001 ESPP without the consent of each employee to whom such options were granted.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     TAX MATTERS. The tax consequences of participating in the 2001 ESPP will depend upon whether the 2001 ESPP is qualified as an Employee Stock Purchase Plan under Section 423 of the Code (a "Qualified ESPP"). This qualification is contingent on the 2001 ESPP being approved by the shareowners of the Company within twelve months of its adoption by the Board of Directors of the Company on August 10, 2001. If the proposal is approved by shareowners of the Company, the 2001 ESPP will be a Qualified ESPP. If the Company does not obtain the necessary shareowner approval, then the 2001 ESPP will not be a Qualified ESPP (i.e., the 2001 ESPP will be a "Nonqualified ESPP"). The different tax treatment for a Qualified ESPP and the Nonqualified ESPP is set forth below.

QUALIFIED ESPP

     If the 2001 ESPP is a Qualified ESPP, options granted under the 2001 ESPP will qualify for favorable federal income tax treatment. A participant will realize taxable ordinary income on amounts withheld for the purchase of shares of the Company's Common Stock as if he or she actually received such amounts. No further taxable income will be realized by a participant either at the time participation begins (i.e. the Grant Date) or at the time shares are purchased under the 2001 ESPP (i.e. the Exercise Date), nor will the Company be entitled to a deduction at either such time in respect of the 2001 ESPP. The federal income tax treatment upon disposition of shares purchased under the 2001 ESPP depends on when such disposition occurs.

     If the shares of Common Stock are disposed of at least two years after the beginning of an offering period and at least one year after the shares of Common Stock are transferred to the participant, then the participant will recognize as ordinary taxable income an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock at the time of such disposition over the purchase price or (ii) 15% of the fair market value of the Common Stock as of the beginning of the offering period. The difference between the disposition price and the participant's basis in the shares (that is, the purchase price plus the amount, if any, taxed as ordinary income) will be treated as long-term capital gain or loss. No deduction will be allowed to the Company for federal income tax purposes under such circumstances.

     If the shares of Common Stock are sold or otherwise disposed of before the expiration of the holding period described above, then the participant will recognize as ordinary taxable income an amount equal to the excess of the fair market value of the Common Stock on the Exercise Date over the purchase price. In addition, the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the disposition of the shares and the participant's basis in the shares (that is, the purchase price plus the amount taxed as ordinary income). Even if the Common Stock is disposed of for less than its fair market value on the Exercise Date, the same amount of ordinary taxable income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the Common Stock on such Exercise Date. Any capital gain or loss will be short-term or long-term, depending on whether the participant held the shares for more than one year. The Company will be entitled to a deduction in an amount equal to the amount recognized by a participant as ordinary taxable income upon such a disposition.

     Under present provision of the Code, long-term capital gains are taxable at a maximum rate of 20% and capital losses of individual taxpayers are deductible only against capital gains and a limited amount of ordinary income.

NONQUALIFIED ESPP

     If the 2001 ESPP is a Nonqualified ESPP, then the 2001 ESPP will not be treated as a tax-advantaged plan and generally participants in the 2001 ESPP will realize taxable ordinary income at the time the Common Stock is purchased under the 2001 ESPP in an amount equal to the excess of the fair market value of the shares on the Exercise Date over the purchase price. In that case, the Company will be entitled to a corresponding deduction equal to the amount recognized by the participant as ordinary taxable income.

     When the participant later sells the shares of Common Stock or otherwise disposes of such shares in a taxable disposition, the participant generally will recognize an additional gain or loss equal to the difference between the value of the shares at the time of purchase and the price at which the shares are sold. The sale of shares will be treated as a capital gain or loss, which will be either long-term or short-term depending on whether the participant held the shares for more than one year. The Company will not be entitled to a deduction at such time.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION BY THE BOARD OF DIRECTORS OF THE 2001 ESPP. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE ADOPTION BY THE BOARD OF DIRECTORS OF THE 2001 ESPP.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (PROPOSAL 4)

     Deloitte & Touche LLP have been the Company's independent auditors since 1998 and, at the recommendation of the Audit Committee of the Board, have been selected by the Board of Directors as the Company's independent auditors for the fiscal year ending September 30, 2002.

     Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including its performance for Conexant and Rockwell in prior years and its reputation for integrity and for competence in the fields of accounting and auditing.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareowners.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT.

OTHER MATTERS

AUDITORS' FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2001 and for the review of the Company's quarterly financial statements for fiscal 2001 were $765,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed by Deloitte & Touche LLP for financial information systems design and implementation services during fiscal 2001 were $266,000.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP to the Corporation for fiscal 2001 for all other services rendered to the Company were $2,617,000. These non-audit fees relate principally to (i) tax-related services, (ii) employee benefit plan audits and (iii) statutory financial statement audits relating to the preparation for the proposed separation of the Company's Mindspeed and Personal Networking business units.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, officers and 10% shareowners are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that during fiscal year 2001 its directors, officers and 10% shareowners timely filed all forms required to be filed under Section 16(a).

2003 SHAREOWNER PROPOSALS OR NOMINATIONS

     Shareowners of the Company may submit proposals that they believe should be voted upon at the Company's Annual Meetings of Shareowners or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act, some shareowner proposals may be eligible for inclusion in the Company's Proxy Statement for the Company's 2003 Annual Meeting of Shareowners. To be eligible for inclusion in the Company's 2003 Proxy Statement, any such shareowner proposals must be submitted in writing to the Secretary of the Company no later than September 11, 2002. The submission of a shareowner proposal does not guarantee that it will be included in the Company's Proxy Statement.

     With respect to the Company's 2003 Annual Meeting, under the Company's By-laws, a shareowner proposal or nomination must be submitted in writing to the Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary of the 2002 Annual Meeting, unless the date of the 2003 Annual Meeting of Shareowners is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2002 Annual Meeting. For the Company's 2003 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than October 30, 2002 and no later than November 29, 2002. If the date of the 2003 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2002 Annual Meeting, the shareowner must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2003 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2003 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The shareowner's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareowner's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2003 Annual Meeting. If the shareowner does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareowner. Shareowners should contact the Secretary of the Company in writing at 4311 Jamboree Road, Newport Beach, California 92660-3095 to make any submission or to obtain additional information as to the proper form and content of submissions.

ANNUAL REPORT TO SHAREOWNERS AND FINANCIAL STATEMENTS

     The Company's 2001 Annual Report to Shareowners is being mailed to the Company's shareowners together with this proxy statement. Copies of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 will be furnished to interested shareowners, without charge, upon written request. Exhibits to the Form 10-K will be furnished upon written request and payment of a fee of ten cents per page covering the Company's costs. Written requests should be directed to the Company at 4311 Jamboree Road, Newport Beach, California 92660-3095, Attention: Investor Relations. The Company's 2001 Annual Report to Shareowners, the Form 10-K and this proxy statement are also available on Conexant's Investor Relations Website (http://www.conexant.com).

OTHER MATTERS

     At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by a few regular employees of the Company without additional compensation. The Company will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.

January 10, 2002

                                                                      APPENDIX A

                             CONEXANT SYSTEMS, INC.

                              DIRECTORS STOCK PLAN
                           AS AMENDED AUGUST 10, 2001

1.  PURPOSE OF THE PLAN.

     The purpose of the Directors Stock Plan (the Plan) is to link the compensation of non-employee directors of Conexant Systems, Inc. (Conexant) directly with the interests of the shareowners.

2.  PARTICIPANTS.

     Participants in the Plan shall consist of directors of Conexant who are not employees of Conexant or any of its subsidiaries (Non-Employee Director). The term "subsidiary" as used in the Plan means a corporation more than 50% of the voting stock of which, or an unincorporated business entity more than 50% of the equity interest in which, shall at the time be owned directly or indirectly by Conexant.

3.  SHARES RESERVED UNDER THE PLAN.


     Subject to the provisions of Section 9 of the Plan, there shall be reserved for delivery under the Plan an aggregate number of shares of Common Stock of Conexant (Shares) equal to the sum of (a) 980,000 plus (b) an annual increase effective on the first day of each fiscal year of Conexant commencing with the fiscal year beginning on or about October 1, 2002 of an amount equal to the greater of (i) 150,000 Shares or (ii) 0.067% of the Shares outstanding on such date, provided that the Board may, in its sole discretion, determine that the amount of any one or more annual increases shall be the lesser of such numbers of Shares. Shares to be delivered under the Plan may be authorized and unissued Shares, Shares held in treasury or any combination thereof.


4.  ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Compensation and Management Development Committee (the Committee) of the Board of Directors of Conexant (the Board), subject to the right of the Board, in its sole discretion, to exercise or authorize another committee or person to exercise some of or all the responsibilities, powers and authority vested in the Committee under the Plan. The Committee (or the Board or any other committee or person authorized by the Board) shall have authority to interpret the Plan, and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5.  EFFECTIVE DATE OF THE PLAN.

     The Plan, as amended on November 1, 2001, shall be submitted to the shareowners of Conexant for approval at the Annual Meeting of Shareowners to be held on February 27, 2002, and, if approved by the shareowners, shall become effective on the date of such shareowner approval. The Plan theretofore approved by the Board shall remain in full force and effect if the Plan, as amended, is not so approved.

6.  STOCK OPTIONS.

     Each Non-Employee Director in office on January 2, 1999 shall be granted, on or prior to March 31, 1999, an option to purchase 80,000 Shares. Each other Non-Employee Director shall be granted an option to purchase 40,000 Shares at the meeting of the Board at which, or immediately following the Annual Meeting of Shareowners at which, the Non-Employee Director is first elected a director of Conexant. Immediately following the Annual Meeting of Shareowners held in the year 2000 and each Annual Meeting of Shareowners thereafter, each Non-Employee Director who has served as a Non-Employee Director for at least one year and is elected a director at, or who was previously elected and continues as a director after, that Annual Meeting shall be granted an option to purchase 20,000 Shares, provided that the Board may, by action taken on or before the day following the date of any such Annual Meeting, defer the option grants in respect of such Annual Meeting for up to 60 days following such Annual Meeting to a date coinciding with the date of grant of options by Conexant to some or all of the officers of Conexant.

     The exercise price per share for each option granted under the Plan shall be the closing price per share (the Fair Market Value) of Shares on the date of grant as reported in the NASDAQ reporting system (or on the next preceding day such stock was traded if it was not traded on the date of grant). The purchase price of the Shares with respect to which an option or portion thereof is exercised shall be payable in full in cash, Shares valued at their Fair Market Value on the date of exercise, or a combination thereof. Each option may be exercised in whole or in part at any time after it becomes exercisable; and each option shall become exercisable in four approximately equal installments on each of the first, second, third and fourth anniversaries of the date the option is granted. No option shall be exercisable prior to one year nor after ten years from the date of the grant thereof; provided, however, that if the holder of an option dies, the option may be exercised from and after the date of the optionee's death for a period of three years (or until the expiration date specified in the option if earlier) even if it was not exercisable at the date of death. Moreover, if an optionee retires after attaining age 72 or completing at least ten years service as a director, all options then held by such optionee shall be exercisable even if they were not exercisable at such retirement date; provided, however, that each such option shall expire at the earlier of five years from the date of the optionee's retirement or the expiration date specified in the option.

     Options granted under the Plan are not transferable other than (i) by will or by the laws of descent and distribution; or (ii) by gift to the grantee's spouse or natural, adopted or stepchildren or grandchildren (Immediate Family Members) or to a trust for the benefit of one or more of the grantee's Immediate Family Members or to a family charitable trust established by the grantee or a member of the grantee's family. If an optionee ceases to be a director while holding unexercised options, such options are then void, except in the case of
(i) death, (ii) disability, (iii) retirement after attaining age 72 or completing ten years service as a director, or (iv) resignation from the Board for reasons of the antitrust laws, compliance with Conexant's conflict of interest policies or other circumstances that the Committee may determine as serving the best interests of Conexant.

7.  SHARES IN LIEU OF CASH COMPENSATION.

     Each Non-Employee Director may elect each year, not later than December 31 of the year preceding the year as to which an election is to be applicable, to receive all or any portion of the cash retainer to be paid for board, committee or other service in the following calendar year through the issuance or transfer of Shares, valued at the closing price as reported in the NASDAQ reporting system on the date when each payment of such retainer amount would otherwise be made in cash (or on the next preceding day such stock was traded if it was not traded on that date). Each Non-Employee Director making such an election may also elect at the same time to receive those Shares in the form of restricted stock (Restricted Shares). Upon receipt of Shares, the recipient shall have all the rights of a shareowner. Upon receipt of Restricted Shares, the recipient shall have the right to vote the Shares and to receive dividends thereon, and the Shares shall have all the attributes of outstanding Shares except that the registered owner shall have no right to direct the transfer thereof. Restricted Shares shall be held in book-entry accounts subject to the direction of Conexant (or if Conexant elects, certificates therefor may be issued in the recipient's name but delivered to and held by Conexant) until ten days after (i) the recipient retires from the Board after attaining age 72 or completing at least ten years service as a director or (ii) the recipient resigns from the Board or ceases to be a director by reason of the antitrust laws, compliance with Conexant's conflict of interest policies, death, disability or other circumstances the Board determines not to be adverse to the best interests of Conexant, when the restrictions on such book-entry accounts shall be released (or any certificates issued shall be delivered to the director), and such Shares shall cease to be Restricted Shares.

8.  ADDITIONAL COMPENSATION.

     The Board or the Committee may, from time to time, as and when either thereof deems it appropriate, provide one or more Non-Employee Directors with additional compensation under the Plan. Such additional compensation may be in the form of a grant of Shares, Restricted Shares, options to purchase Shares or a combination thereof, subject to the terms, conditions and restrictions established by the Board or the Committee at the time of grant.


9.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares (other than a cash dividend), there shall be made or taken such amendments to the Plan and such adjustments and actions thereunder as the Board may deem appropriate under the circumstances.

10.  GOVERNMENT AND OTHER REGULATIONS.

     The obligations of Conexant to deliver Shares upon exercise of options granted under Section 6 of the Plan, pursuant to an election made under Section 7 of the Plan or pursuant to a grant made under Section 8 of the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, compliance with the Securities Act of 1933, as amended, and (ii) the condition that such Shares shall have been duly listed and approved for quotation and trading in the NASDAQ reporting system.

11.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Plan may be amended by the Board in any respect, provided that, without shareowner approval, no amendment shall (i) materially increase the maximum number of Shares available for delivery under the Plan (other than as provided for in Section 3 hereof and adjustments pursuant to Section 9 hereof), (ii) materially increase the benefits accruing to participants under the Plan, or
(iii) materially modify the requirements as to eligibility for participation in the Plan. The Plan may also be terminated at any time by the Board.

12.  MISCELLANEOUS.


     (a) If a Change of Control as defined in Article III, Section 13(I)(1) of Conexant's By-Laws shall occur, all options then outstanding pursuant to the Plan shall forthwith become fully exercisable whether or not then exercisable and the restrictions on all Shares granted as Restricted Stock under the Plan shall forthwith lapse.

     (b) Nothing contained in the Plan shall be deemed to confer upon any person any right to continue as a director of or to be associated in any other way with Conexant.

     (c) To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware.

                                                                      APPENDIX B

                             CONEXANT SYSTEMS, INC.

                       2001 EMPLOYEE STOCK PURCHASE PLAN
                      (EFFECTIVE AS OF SEPTEMBER 4, 2001)

     The Conexant Systems, Inc. 2001 Employee Stock Purchase Plan has been established and operated in accordance with the following provisions.

     1. PURPOSE. The purpose of this Plan is to maintain a competitive equity compensation program to attract, motivate, retain, and compensate present and future employees of the Company and its Participating Subsidiaries; and to provide incentive for such employees to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock, and therefore more closely align the interests of the employees and shareowners of the Company. It is the present intention of the Company that this Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. If the stockholders of the Company do not approve this Plan within twelve
(12) months of the adoption of the Plan, then the Plan shall nevertheless continue as an Employee Stock Purchase Plan not qualified under Section 423 of the Code. Regardless of whether the Plan qualifies as an Employee Stock Purchase Plan under Section 423 of the Code, the provisions of this Plan will be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code.

     2. DEFINITIONS. Capitalized terms not otherwise defined in this Plan have the following meanings:

     "Agent" means Mellon Investor Services LLC or such successor agent as the Company may employ.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Stock" means the Common Stock, par value $1.00 per share, of the Company.

     "Company" means Conexant Systems, Inc., a Delaware corporation, and any successor by merger, consolidation or otherwise.

     "Compensation" means all compensation paid to an Employee by the Company or a Participating Subsidiary, including all salary, wages (including amounts elected to be deferred by the Employee, but would otherwise have been paid, under any cash or deferred arrangement established by the Company or a Participating Subsidiary), overtime pay, commissions, bonuses, and other remuneration paid directly to the Employee; but excluding the cost of employee benefits paid by the Company or a Participating Subsidiary, education or tuition reimbursements, imputed income arising under any Company or Participating Subsidiary group insurance or benefit program, travel expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or any Participating Subsidiary under any employee benefit plan, and similar items of compensation.

     "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee will not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety
(90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     "Contributions" means all amounts credited to the account of a Participant pursuant to this Plan.

     "Employee" means any person, including an Officer, who is customarily employed by the Company or any Participating Subsidiary for at least twenty (20) hours per week and for more than five (5) months in any calendar year.

     "Eligible Employee" means an Employee who is eligible to participate in this Plan, in accordance with the provisions of Section 3.

     "Enrollment Date" means the first day of each Enrollment Period of this Plan.

     "Enrollment Periods" means the periods during which an Eligible Employee may elect to become a Participant in this Plan for the immediately following Offering Period as follows:

          (a) For Offering Periods beginning on or after September 4, 2001 and before August 1, 2002, the periods commencing on the February 1 or August 1 immediately preceding such Offering Period and terminating on the fifth
     (5th) Trading Day prior to such Offering Period; and

          (b) For Offering Periods beginning on or after August 1, 2002, the periods commencing on the January 1 or July 1 immediately preceding such Offering Period and terminating on the fifth (5th) Trading Day prior to such Offering Period.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exercise Date" means:

          (a) For Offering Periods commencing on or after September 4, 2001, February 28, 2003, July 31, 2002, January 31, 2003, and July 31, 2003;
     provided, however, that there shall be a "Purchase Date" on the seventh
     (7th) Trading Day prior to the Distribution Record Date; and

          (b) For Offering Periods commencing on or after March 1, 2002, the last Trading Days in January and July occurring during such Offering Period; provided, however, notwithstanding the foregoing, there shall be a "Purchase Date" on the seventh (7th) Trading Day prior to the Distribution Record Date

     "Fair Market Value" means the fair market value of a share of Common Stock, as determined in accordance with Section 7(b).

     "Grant Date" means the first Trading Day of an Offering Period.

     "IVR System" means the integrated voice response system maintained for this Plan and provided by the Agent, through which Participants may elect to participate, amend their participation, or withdraw from participation in this Plan, pursuant to the terms and conditions of this Plan.

     "New Exercise Date" has the meaning set forth in Section 18(b).

     "Offering Period" means one of the following periods during which an option granted pursuant to this Plan may be exercised:

          (a) The first Offering Period will be the period of approximately twenty-three (23) months commencing on September 4, 2001 and terminating on July 31, 2003.

          (b) The second Offering Period will be a period of twenty-three (23) months commencing on March 1, 2002 and terminating on January 31, 2004.

          (c) Subsequent Offering Periods commencing after March 1, 2002 will be the following periods:

             (i) The period commencing on any February 1 (or first Trading Day thereafter) and terminating on the last Trading Day in January next preceding the second annual anniversary of the commencement of such period.

             (ii) The period commencing on any August 1 (or the first Trading Day thereafter) and terminating on the last Trading Day in July next preceding the second annual anniversary of the commencement of such period.

     Notwithstanding the foregoing, each Offering Period shall terminate on the seventh (7th) Trading Day prior to the Distribution Record Date, and a new Offering Period shall begin on the seventh (7th) Trading Day after the Distribution Date and shall end on either the January 31 or July 31 that falls at least eighteen months but less than twenty-four months after the Grant Date for such new Offering Period. For this purpose, the "Distribution Record Date" shall mean the record date for the distribution of shares of common stock, par value $1.00 per share, of New Conexant, Inc. to the stockholders of the Company and the "Distribution Date" shall mean the date of the distribution of such shares of common stock to the stockholders of the Company.

     "Officer" means a person who is an officer of the Company, within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the relevant date, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Participant" means an Eligible Employee who has elected to participate in the Plan, in accordance with the provisions of Section 5.

     "Participating Subsidiary" means any domestic Subsidiary of the Company.

     "Plan" means this Conexant Systems, Inc. 2001 Employee Stock Purchase Plan.

     "Reserves" has the meaning set forth in Section 18(a).

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, on the relevant date, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Trading Day" means a day on which the National Stock Exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     "Web" means Mellon Employee Service Direct System that is used to facilitate Plan transactions and is accessible through Conexant NextWeb.

     3. ELIGIBILITY.

     (a) Any Employee who has been continuously employed by the Company or a Participating Subsidiary who is employed by the Company or a Participating Subsidiary as of the Enrollment Date of an Enrollment Period will be eligible to participate in this Plan during such Offering Period, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

     (b) Any provisions of this Plan to the contrary notwithstanding, and regardless of whether the Plan qualifies as an Employee Stock Purchase Plan under Section 423 of the Code; no Employee will be granted an option under this Plan if (i) immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary or any Parent; or
(ii) as determined under Section 423(b)(8) of the Code, such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries and Parents to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. IMPLEMENTATION. This Plan will be implemented by a series of Offering Periods, as specified under Section 2. The Board will have the power to change the duration and/or the frequency of Offering Periods and Exercise Dates with respect to future offerings without shareowner approval.

     5. PARTICIPATION.

     (a) An Eligible Employee may become a Participant in this Plan by enrolling through an IVR System, the Web or other electronic form of subscription agreement during any Enrollment Period of any Offering Period. Each election to enroll in this Plan (whether through the IVR System, the Web or by manual or electronic form of subscription agreement) will identify the percentage of the Participant's Compensation to be paid as Contributions pursuant to this Plan (as provided in Section 6), and will continue in effect until the Participant makes a new enrollment election through the IVR System or the Web (or other electronic form of enrollment provided by the Company) pursuant to the provisions of this Section 5, or amends or terminates his or her participation in this Plan pursuant to the provisions of Sections 6 and 10.

     (b) If the Fair Market Value of a share of Common Stock on the Grant Date of an Offering Period (the "Reset Offering Period") is less than or equal to the Fair Market Value of a share of Common Stock on the Grant Date of any prior Offering Period, such prior Offering Period shall terminate immediately following the Exercise Date of the prior Offering Period next preceding the Grant Date of the Reset Offering Period. All Participants participating in such prior Offering Period shall terminate participation in such prior Offering Period, and all options with respect to such prior Offering Period shall terminate, effective immediately following the purchases of shares of Common Stock by such Participants on such Exercise Date. Each such Participant shall be automatically enrolled in the Reset Offering Period and shall be granted an option for such Reset Offering Period and shall be treated as electing to make Contributions in the amount of the percentage of such Participant's Compensation elected with respect to the prior Offering Period and in effect on such Exercise Date. Any Contributions credited to such Participant's account after such Participant's purchase of shares of Common Stock will be paid to him or her promptly after such termination of participation.

     6. METHOD OF PAYMENT OF CONTRIBUTIONS.

     (a) A Participant will elect to deduct automatically on each payday during an Offering Period not less than one percent (1%) nor more than ten percent (10%) (in whole percentages only) of his or her Compensation, to be paid as Contributions pursuant to this Plan. Such deductions shall be determined based on the Participant's election in effect on the payday on which such Compensation is paid. Payroll deductions will commence on the first payday following the Grant Date and shall end on the last payday during the Offering Period, unless
(i) the Participant's participation in such Offering Period terminates pursuant to Section 5(c) or (ii) the Participant amends or terminates his or her participation in this Plan pursuant to the provisions of Sections 6 and 10 of the Plan. All payroll deductions made by a Participant will be credited to his or her account under this Plan. A Participant may not make any additional payments into such account.

     (b) A Participant may discontinue his or her participation in this Plan as provided in Section 10 or, at any time during each Offering Period, may increase or decrease the rate of his or her Contributions by payroll deductions to any whole percentage of not less than one percent (1%) and not more than ten percent (10%), or may suspend Contributions by payroll deductions, by making a Contribution increase, decrease or suspension request through the IVR System or the Web (or by submitting a new written or electronic subscription agreement if the IVR System or the Web is not available). A Participant's election to suspend Contributions during an Offering Period shall not limit such Participant's right to resume payroll deductions at a later date during the Offering Period by electing an increase in Contributions to any whole percentage of not less than one percent (1%) and not more than ten percent (10%). The increase, decrease or suspension in Contributions will be effective as soon as administratively practicable following the date of the Contribution increase, decrease or suspension request.

     (c) Notwithstanding the foregoing, and regardless of whether the Plan qualifies as an Employee Stock Purchase Plan under Section 423 of the Code, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), the Company may reduce a Participant's Contributions to zero at such time during any Offering Period that is scheduled to end during the current calendar year that the aggregate of all Contributions accumulated with respect to such Offering Period and any other Offering Period would exceed the limitations imposed by such Sections. Payroll deductions will re-commence at the rate provided by the Participant in his or her IVR System or Web enrollment (or subscription agreement, if applicable) to the extent such additional Contributions may be applied to purchase shares of Common Stock in accordance with Code Section 423(b)(8) and Section 3(b) and the Plan, unless terminated by the Participant as provided in Section 10.

     7. OPTION GRANTS.

     (a) On the Grant Date of each Offering Period, each Participant in such Offering Period will be granted an option to purchase, on each Exercise Date of such Offering Period, a number of shares of Common Stock determined by dividing such Participant's Contributions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Grant Date, or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date; provided, however, that such Participant may not purchase more than 20,000 shares of Common Stock under such option; subject to adjustment upon changes in capitalization of the Company, as provided in Section 18, and, provided, further, that, such Participant may not purchase more than 5,000 shares of Common Stock under such option on any Exercise Date; subject to adjustment upon changes in capitalization of the Company, as provided in Section 18, and, provided, further, that such purchases will be subject to the limitations set forth in Section 3(b) and Section 12.

     (b) The option price per share of the shares offered in a given Offering Period will be the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Grant Date; or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date. The Fair Market Value of a share of Common Stock on a given date will be determined by the Board in its discretion, based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding Trading Day), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share will be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding Trading Day), as reported in The Wall Street Journal.

     8. EXERCISE OF OPTION.

     (a) Unless a Participant withdraws from this Plan as provided in Section 10, his or her option to purchase shares of Common Stock will be exercised automatically on each Exercise Date of an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. If the stockholders of the Company do not approve this Plan within twelve (12) months of the adoption of this Plan by the Company's Board, then the Company shall satisfy any federal, state, or local tax withholding obligations relating to a Participant's purchase of Common Stock by withholding the entire minimum required withholding amount from such Participant's paycheck(s) as soon as administratively practicable following such purchase until paid in full. The shares purchased upon exercise of an option hereunder will be deemed to be transferred to the Participant on the Exercise Date. During his or her lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

     (b) Following the purchase of shares of Common Stock by a Participant on an Exercise Date in accordance with subsection (a) above, any Contributions remaining in such Participant's account immediately following the purchase of shares on such Exercise Date shall be returned to the Participant as promptly as administratively practicable and in no event shall such remaining Contributions be applied towards the purchase of shares of Common Stock by such Participant on any subsequent Exercise Date.

     9. DEPOSIT OF SHARES. As promptly as practicable after each Exercise Date, the Company will arrange for the deposit, into each Participant's account with the Agent designated by the Company to administer this Plan, of the number of shares purchased upon exercise of his or her option.

     10. VOLUNTARY WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     (a) A Participant may withdraw all, but not less than all, of the Contributions credited to his or her account under this Plan at any time before the tenth (10th) calendar day prior to an Exercise Date, by notifying the Company through the IVR System or the Web (or in writing, if the IVR System or the Web is not available). All of the Participant's Contributions credited to his or her account will be paid to him or her as soon as administratively practicable after receipt of his or her notice of withdrawal; the Participant's option for the current Offering Period will be automatically terminated; and no further Contributions for the purchase of shares will be made during the Offering Period.

     (b) Upon termination of a Participant's Continuous Status as an Employee prior to an Exercise Date for any reason, including retirement or death, the Contributions credited to his or her account will be returned to the Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and the Participant's option will be automatically terminated.

     (c) A Participant's withdrawal from this Plan during an Offering Period will not have any effect upon his or her eligibility to participate in this Plan during any succeeding Offering Period or in any similar plan that may hereafter be adopted by the Company.

     11. INTEREST. No interest will accrue on the Contributions of a Participant in this Plan.

     12. COMMON STOCK.

     (a) The maximum number of shares of the Company's Common Stock that will be made available for sale under this Plan will be five million (5,000,000) shares, subject to adjustment upon changes in capitalization of the Company, as provided in Section 18. Such shares may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason, or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of this Plan, unless this Plan shall have been terminated, but all shares sold under this Plan, regardless of source, shall be counted against the limitation set forth above. If the total number of shares that would otherwise be subject to options granted pursuant to Section 7(a) on the Grant Date of an Offering Period exceeds the number of shares then available under this Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company will make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as will be practicable and as it will determine to be equitable. In such event, the Company will give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and will similarly reduce the rate of Contributions, if necessary.

     (b) Participants will have no interests or voting rights in Common Stock covered by their options until such options have been exercised.

     (c) Shares to be delivered to a Participant under this Plan will be registered in the name of the Participant.

     13. ADMINISTRATION. The Board, or a committee appointed by the Board, will supervise and administer this Plan and will have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with this Plan, to construe and interpret this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The composition of the committee will be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 promulgated thereunder.

     14. DESIGNATION OF BENEFICIARY.

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under this Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the Participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant's death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither Contributions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

     16. USE OF FUNDS. All Contributions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such Contributions. No interest will accrue or be credited with respect to such Contributions.

     17. REPORTS. Individual accounts will be maintained for each Participant in this Plan. Statements of account will be given to Participants promptly following each Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18.ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

     (a) Adjustment. Subject to any required action by the shareowners of the Company, the number of shares of Common Stock covered by each option under this Plan that has not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan that has not yet been exercised, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected, without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been "effected without receipt of consideration." Such adjustment will be made by the Board, whose determination in that respect will be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under this Plan will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board will notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section, an option granted under this Plan will be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and, if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19. AMENDMENT OR TERMINATION.

     (a) The Board may at any time terminate or amend this Plan; provided, however, that (i) if the stockholders of the Company approve this Plan within twelve (12) months of the adoption of this Plan, then to the extent that the Company desires that the Plan be qualified under Section 423 of the Code, the Company will obtain shareowner approval of any amendment that would increase the number of shares of Common Stock that may be issued under the Plan or would make a change in the designation of corporations whose employees may be offered options under this Plan; (ii) except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted that adversely affects the rights of any Participant; and (iii) to the extent necessary to comply with Rule 16b-3 under the Exchange Act, and if the stockholders of the Company approve this Plan within twelve (12) months of the adoption of this Plan, then to the extent the Company desires that the Plan be qualified under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company will obtain shareowner approval in such a manner and to such a degree as so desired.

     (b) Without shareowner consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Board (or its committee) will be entitled to change the Offering Periods and Exercise Dates, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with this Plan.

     20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan will be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN; EFFECTIVE DATE. This Plan will become effective upon its approval by the shareowners of the Company. It will continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

     23. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act will comply with the applicable provisions of Rule 16b-3. This Plan will be deemed to contain, and such options will contain, and the shares issued upon exercise thereof will be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24. Equal Rights and Privileges. All Eligible Employees of the Company (or of any Participating Subsidiary) will have equal rights and privileges under this Plan so that this Plan may qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

                                BROWN PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

       WITHHOLD
FOR    FOR ALL

|_|      |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature ____________ Signature if held jointly ___________ Date: _______, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.


--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
       ROCKWELL RETIREMENT SAVINGS PLAN FOR REPRESENTED HOURLY EMPLOYEES
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Retirement Savings Plan for Represented Hourly Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                              DARK BLUE PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

       WITHHOLD
FOR    FOR ALL

|_|      |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature ____________ Signature if held jointly ____________ Date: ______, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
         ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Collins Retirement Savings Plan for Hourly Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                                GREEN PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

       WITHHOLD
FOR    FOR ALL

|_|      |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature _____________ Signature if held jointly ____________ Date: _____, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

      Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
             ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                                GREY PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

       WITHHOLD
FOR    FOR ALL

|_|      |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature __________ Signature if held jointly _____________ Date: _______, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
                   ROCKWELL SALARIED RETIREMENT SAVINGS PLAN
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Salaried Retirement Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                               February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017
NON-TRANSFERABLE                                                NON-TRANSFERABLE

                             LIGHT BLUE PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

       WITHHOLD
FOR    FOR ALL

|_|      |_|


Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________


2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature __________ Signature if held jointly ______________ Date: ______, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone

                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
               ROCKWELL EMPLOYEE SAVINGS AND INVESTMENT PLAN FOR
        REPRESENTED HOURLY EMPLOYEES TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                               February 27, 2002
                                   10:00 A.M.

                              Hyatt Regency Hotel
                             711 South Hope Street
                             Los Angeles, CA 90017

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                               MAROON PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|_|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

       WITHHOLD
FOR    FOR ALL

|_|      |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature __________ Signature if held jointly _____________ Date: _______, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
     ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Collins Retirement Savings Plan for Bargaining Unit Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017
NON-TRANSFERABLE                                                NON-TRANSFERABLE

                               ORANGE PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

       WITHHOLD
FOR    FOR ALL

|_|      |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature __________ Signature if held jointly _____________ Date: _______, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

      Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
         ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Collins Retirement Savings Plan for Salaried Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                 February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017
NON-TRANSFERABLE                                                NON-TRANSFERABLE

                               PURPLE PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

        WITHHOLD
FOR     FOR ALL

|_|       |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature ____________ Signature if held jointly _____________ Date:______, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

      Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
            ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Non-Represented Hourly Retirement Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

   Bring this admission ticket with you to the meeting on February 27, 2002.
                                  Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                                 RED PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

              WITHHOLD
FOR           FOR ALL

|_|             |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature ____________ Signature if held jointly __________ Date: ________, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
                 CONEXANT SYSTEMS, INC. RETIREMENT SAVINGS PLAN
                 TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Conexant Systems, Inc. Retirement Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Fidelity Management Trust Company, Trustee for the Plan, will vote the shares allocated to your Plan account in the same proportion on each issue as it votes the shares for which it has received voting directions from the other Plan participants.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                                WHITE PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

       WITHHOLD
FOR    FOR ALL

|_|      |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature __________ Signature if held jointly ____________ Date: _______, 2002 If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the proxy card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

 Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                     PROXY
                             CONEXANT SYSTEMS, INC.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Dwight W. Decker and Dennis E. O'Reilly, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Conexant Systems, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held on February 27, 2002, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

      To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

Comments:
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
 (If you have written in the above space, please mark the "Comments" box on the other side.)

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                               YELLOW PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF TWO DIRECTORS - Nominees: 01 R. M. Bressler 02 R. J. Cicerone

        WITHHOLD
FOR     FOR ALL

|_|       |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. AMENDMENTS TO THE DIRECTORS PLAN

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

3. APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST  ABSTAIN
   |_|     |_|      |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature ____________ Signature if held jointly _____________ Date: _____, 2002
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

      Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD
             CONEXANT SYSTEMS, INC. HOURLY EMPLOYEES' SAVINGS PLAN
                 TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Conexant Systems, Inc. Hourly Employees' Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 27, 2002, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2002. If you do not properly vote by that date, Fidelity Management Trust Company, Trustee for the Plan, will vote the shares allocated to your Plan account in the same proportion on each issue as it votes the shares for which it has received voting directions from the other Plan participants.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

Bring this admission ticket with you to the meeting on February 27, 2002. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2002, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2002 Annual Meeting of Shareowners

                                February 27, 2002
                                   10:00 A.M.

                               Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, CA 90017

NON-TRANSFERABLE                                                NON-TRANSFERABLE